As filed with the Securities and Exchange Commission on August 28, 1998

                                                 Securities Act File No. 2-91302
                                        Investment Company Act File No. 811-4031

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

            Registration Statement Under The Securities Act Of 1933        /x/

                        Pre-Effective Amendment No. ____                   / /

                         Post-Effective Amendment No. 21                   /x/

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940     /x/

                                Amendment No. 21                           /x/
                        (Check appropriate box or boxes)

                 Pilgrim Government Securities Income Fund, Inc.
                 (Exact Name of Registrant Specified in Charter)

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 334-3444

                             James M. Hennessy, Esq.
                           Pilgrim America Group, Inc.
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                     (Name and Address of Agent for Service)


                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006

 It is proposed that this filing will become effective (check appropriate box):

/ /    Immediately upon filing pursuant to paragraph (b)         / /      on (date)  pursuant to paragraph (b)

/x/    60 days after filing pursuant to paragraph (a)(1)         / /      on (date)  pursuant to paragraph (a)(1)

/ /    75 days after filing pursuant to paragraph (a)(2)         / /      on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                     PILGRIM AMERICA INVESTMENT FUNDS, INC.
                              CROSS REFERENCE SHEET

N-1A Item
                                                                           Location in Prospectus
Part A                                                                          (Caption)

Item 1.    Cover Page................................................      Cover Page
Item 2.    Synopsis..................................................      The Income Funds at a Glance;
                                                                                Summary of Expenses
Item 3.    Condensed Financial Information...........................      Financial Highlights
Item 4.    General Description of Registrant.........................      The Funds' Investment Objectives
                                                                                and Policies; Investment
                                                                                Practices and Risk
                                                                                Considerations
Item 5.    Management of the Registrant..............................      Management of the Funds
Item 5A.   Management's Discussion of Fund Performance...............      *
Item 6.    Capital Stock and Other Securities........................      Dividends, Distributions & Taxes;
                                                                                Additional Information
Item 7.    Purchase of Securities Being Offered......................      Pilgrim America Purchase Options
Item 8.    Redemption or Repurchase..................................      How to Redeem Shares
Item 9.    Pending Legal Proceedings.................................      Not Applicable

                                                                           Location in Statement of
Part B                                                                     Additional Information
                                                                                (Caption)

Item 10.   Cover Page.................................................     Cover Page
Item 11.   Table of Contents..........................................     Table of Contents
Item 12.   General Information and History............................     General Information
Item 13.   Investment Objectives and Policies.........................     Supplemental Description of
                                                                                Investments and Techniques;
                                                                                Investment Restrictions
Item 14.   Management of the Fund..................................        Management of the Fund
Item 15.   Control Persons and Principal Holders of Securities.....        Management of the Fund; General
                                                                                Information
Item 16.   Investment Advisory and Other Services..................        Management of the Fund
Item 17.   Brokerage Allocation and Other Practices................        Portfolio Transactions
Item 18.   Capital Stock and Other Securities......................        Distributions; General Information
Item 19.   Purchase, Redemption and Pricing of
               Securities Being Offered...........................         Determination of Share Price;
                                                                                Additional Purchase and
                                                                                Redemption Information
Item 20.   Tax Status.............................................         Tax Considerations
Item 21.   Underwriters............................................        Management of the Fund
Item 22.   Calculation of Performance Data.........................        Performance Information
Item 23.   Financial Statements...................................         Financial Statements

_______________________
*            Contained in the Annual Report of the Registrant

                              PILGRIM AMERICA FUNDS
                                   PROSPECTUS
                                November 1, 1998


             40 North Central Avenue, Suite 1200, Phoenix, AZ 85004
                                 (800) 992-0180


  The Pilgrim America Funds are a family of diversified, open-end and closed-end management investment companies. This Prospectus describes the open-end investment company portfolios, also known as mutual funds (the Funds), each of which have its own investment objectives and policies.



 Pilgrim America Bank and Thrift Fund           Pilgrim America High Yield Fund
     (Bank and Thrift Fund)                         (High Yield Fund)
 Pilgrim America MagnaCap Fund                  Pilgrim America Strategic Income Fund
     (MagnaCap Fund)                                (Strategic Income Fund)
 Pilgrim America MidCap Value Fund              Pilgrim Government Securities Income Fund
     (MidCap Value Fund)                             (Government Securities Income Fund)
 Pilgrim America LargeCap Value Fund
     (LargeCap Value Fund)
 Pilgrim America Asia-Pacific Equity Fund
     (Asia-Pacific Equity Fund)


  Each Fund offers different classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim America Purchase OptionsTM permit you to choose the method of purchasing shares that best suits your investment strategy.

  This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about each Fund, dated November 1, 1998, as amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). This Statement is available free upon request by calling Pilgrim America Group, Inc. (Shareholder Servicing Agent) at (800) 992-0180.

  Investment in the Funds involves investment risk, including risk of loss of principal. The Funds' shares are not obligations, deposits, or accounts of a bank and are not guaranteed by a bank. In addition, the Funds' shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

   Like all mutual fund shares, neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved these securities or passes upon the accuracy or adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

                          THE EQUITY FUNDS AT A GLANCE*

       Fund                   Objectives and Policies                                   Strategy

Bank and                  Long-term capital appreciation              Portfolio securities are selected principally
Thrift Fund               and income is its secondary                 on the basis of fundamental investment value
                          objective.                                  and potential for future growth, including
                                                                      securities of institutions that the Fund
                          Invests primarily in equity                 believes are well-positioned to take advantage
                          securities of national and                  of opportunities currently developing in the
                          state-chartered banks (other than           banking and thrift industries.
                          money center banks), thrifts, the
                          holding or parent companies of such         Principal risk factors: exposure to financial
                          depository institutions, and in             and market risks that accompany an investment
                          savings accounts of mutual thrifts.         in equities, and exposure to the financial and
                          Up to 35% of the Fund's total               market risks of the banking and thrift
                          assets may be invested in equity            industries,  which  may present greater risk
                          securities of money center banks,           than a portfolio that is not concentrated in a
                          other financial services companies,         group of related industries.  Bank and thrift
                          other issuers deemed suitable by            stocks may  will be impacted by state and
                          the Investment Manager, debt                federal legislation and regulations and
                          securities, and securities of other         regional and general economic conditions.
                          investment companies.
                                                                      You can expect fluctuation in the value of the
                          Normally fully invested.                    Fund's portfolio securities and the Fund's
                                                                      shares.*
                          Pilgrim America Investments, Inc.
                          serves as Investment Manager for
                          Bank and Thrift Fund.

MagnaCap                  Long term growth of capital with            The Investment Manager generally selects
Fund                      income as a secondary                       companies that meet the Fund's disciplined
                          consideration. Invests in equity            investment strategy : consistent dividend
                          securities that are determined to           increases; substantial dividend substantial
                          be of high quality by the                   increases; reinvested substantial earnings;
                          Investment Manager based upon               strong balance sheets; and attractive prices.
                          certain selection criteria.

                          Normally fully invested.                    Principal risk factors: exposure to financial
                                                                      and market risks that accompany an investment
                                                                      in equities. You can expect fluctuation in
                          Pilgrim America Investments,                the value of the Fund's portfolio securities
                          Inc., serves as Investment                  and the Fund's shares.*
                          Manager for  MagnaCap Fund.

MidCap                    Long-term capital appreciation.             A 'value' manager that seeks to identify
Value Fund                                                            middle capitalization companies having one or
                          Invests in equity securities of             more of the following characteristics:  they
                          companies believed to be                    are undergoing fundamental change; are
                          undervalued that have a market              undervalued; and are misunderstood by the
                          capitalization of between                   investment community.  Investment prospects
                          $200million and $5 billion.                 are viewed on a long-term basis and not on
                                                                      market timing.
                          Normally fully invested.
                          Cramer Rosenthal McGlynn, LLC.,             Principal risk factors:  exposure to financial
                          provides portfolio management               and market risks that accompany an investment in
                          services for the MidCap Value               equities. You can expect fluctuation in the
                          Fund.                                       value of the Fund's portfolio securities and
                                                                      the Fund's shares.*


LargeCap                  Long-term capital appreciation.             Seeks large capitalization companies believed
Value Fund                                                            to present a good value based upon price
                          Invests in equity securities                compared to projected earnings.
                          issued by companies believed to
                          be undervalued that generally               Principal risk factors:  exposure to
                          have a market capitalization of             financial and market risks that accompany an
                          at least $5 billion.                        investment in equities. You can expect
                                                                      fluctuation in the value of the Fund's
                          Normally fully invested.                    portfolio securities and the Fund's shares.*

                          Pilgrim America Investments, Inc.
                          serves as Investment Manager  for
                          LargeCap Value Fund.


Asia-Pacific Equity      Long-term capital appreciation.              A combination of macroeconomic overview of
Fund                                                                  region, specific country analysis, setting
                         Invests in equity securities of              target country weightings, industry analysis
                         companies  based in the Asia-Pacific         and stock selection.
                         region, which includes China, Hong Kong,
                         Indonesia, Korea, Malaysia, Philippines,     Principal risk factors: exposure to financial
                         Singapore, Taiwan and Thailand, but          and market risks that accompany an investment
                         does not include Japan or Australia.         in equities and exposure to changes in currency
                                                                      exchange rates and other risks of foreign
                         Normally fully invested.                     investment. You can expect fluctuation in the
                                                                      value of the Fund's portfolio securities and
                         HSBC Asset Management Americas Inc.          the Fund's shares.*
                         and HSBC Asset Management Hong Kong
                         Limited, subsidiaries of HSBC
                         Holdings plc, provides portfolio
                         management services for Asia-Pacific
                         Equity Fund.


    * This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the 'Shareholder Guide.' For information regarding the risk factors of the Fund, refer to 'Investment Practices and Risk Considerations' below.

                         THE INCOME FUNDS AT A GLANCE*

     Fund                          Objectives and Policies                                     Strategy

High Yield Fund            High level of current income with capital            The Investment Manager selects
                           appreciation as a secondary objective.               high-yielding fixed income securities
                           Invests at least 65% of its assets in a              that do not, in its opinion, involve
                           diversified portfolio of high-yielding               undue risk relative to the securities'
                           debt securities commonly referred to as              return characteristics.
                           'junk bonds.' May also invest up to 35%
                           of its total assets in other types of                Principal risk factors: exposure to
                           fixed income securities, preferred and               financial, market and interest rate
                           common stocks, warrants and other                    risks and greater credit risks than
                           securities.                                          with higher-rated bonds. You can
                                                                                normally expect greater fluctuation in
                           Normally fully invested.                             the value of the Fund's shares than for
                                                                                the Government Securities Income Fund,
                                                                                particularly in response to economic
                           Pilgrim America Investments, Inc.  serves            downturns.*
                           as Investment Manager for  High Yield
                           Fund.


Strategic Income Fund      High level of current income.  Invests in            The Investment Manager adjusts the
                           at least two of the following four                   weighting among these four sectors to
                           sectors: in investment-grade debt of U.              seek an attractive balance between
                           S. corporations, U. S. Government                    potential income and potential
                           securities, lower-rated high yield debt              volatility.  The Fund may invest in
                           of U. S. corporations commonly referred              sectors indirectly through investment
                           to as "junk bonds", and senior variable              in open-end and closed-end investment
                           or floating rate loans.                              companies.

                           Normally fully invested.                             Principal Risk Factors:  exposure to
                                                                                financial, market, interest rate and
                           Pilgrim America Investments, Inc.  serves            credit risks.  High yield bonds and senior
                           as Investment Manager for  Strategic                 loans normally present greater credit
                           Income Fund.                                         risks than investment grade bonds.  Senior
                                                                                loans trade on an unregulated limited secondary
                                                                                market, and are less liquid than publicly traded
                                                                                securities.  If the Fund invests in other
                                                                                investment companies and it will bear expenses
                                                                                associated with those investment companies in
                                                                                addition to its own expenses.*

Government Securities      High level of current income consistent              The Investment Manager analyzes various
Income Fund                with liquidity and preservation of                   U.S. Government securities and selects
                           capital. Normally invests at least 70% of            those offering the highest yield
                           its assets in securities issued or                   consistent with maintaining liquidity
                           guaranteed by the U.S. Government, or                and preserving capital.
                           certain of its agencies and
                           instrumentalities. The Fund does not                 Principal risk factors: exposure to
                           invest in highly leveraging derivatives,             financial and interest rate risks, and
                           such as swaps, interest-only or                      prepayment risk on mortgage related
                           principal-only stripped mortgage-backed              securities. You can normally expect
                           securities or interest rate futures                  fluctuation in the value of the Fund's
                           contracts.                                           shares in response to changes in
                                                                                interest rates, and relatively little
                           Normally fully invested.                             fluctuation in the absence of such
                                                                                changes.*
                           Pilgrim America Investments, Inc.  serves
                           as Investment Manager for  for Government
                           Securities Income Fund.

* This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the 'Shareholder Guide.' For information regarding the risk factors of the Fund, refer to 'Investment Practices and Risk Considerations' below.

                               SUMMARY OF EXPENSES


Shares of the Funds are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). For each Fund, you may select from up to three separate classes of shares: Class A, Class B and Class M.


                        Shareholder Transaction Expenses

                                                                                 Class A      Class B    Class M(1)

Maximum initial sales charge imposed on purchases of  the Equity Funds
   (as a percentage of offering price)                                           5.75%(2)     None       3.50%(2)
Maximum initial sales charge imposed on purchases of the Income Funds
(as a percentage of offering price)                                              4.75%(2)     None       3.25%(2)
Maximum  contingent  deferred  sales charge (CDSC) on each fund (at the lower
   of original purchase price or the redemption proceeds)                         None (3)    5.00%(4)    None

The Funds have no redemption fees, exchange fees or sales charges on reinvested dividends.

     (1) Bank and Thrift Fund and Strategic Income Fund do not offer Class M shares.
     (2) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative' and 'Class M Shares: Lower Initial Sales Charge Alternative.
     (3) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.
     (4) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

  The table below reflects the Annual Operating Expenses incurred by the Class A, B and M shares of each Fund for the fiscal year ended June 30, 1998. The Annual Operating Expenses for certain Funds are subject to waivers that are described in the footnotes following the table. The "Examples" to the right of the table show the cumulative expenses you would pay on a $1,000 investment, assuming (i) reinvestment of all dividends and distributions, (ii) 5% annual return and (iii) redemption at the end of the period (unless otherwise noted):


                       Annual Operating Expenses                                            Examples
                (As a Percentage of Average Net Assets)
    Bank and Thrift Fund            Class A   Class B                            Class A     Class B    Class B+
      Management fees                0.__%     0.__%            After 1 year
      Distribution
        (12b-1 fees)(1)              0.25%     1.00%            After 3 years
      Other Expenses                  0. %      0. %            After 5 years
      Total fund                                                After 10 years                    (2)       (2)
           operating expenses             %         %

    MagnaCap Fund                   Class A   Class B   Class M                         Class A     Class B    Class B+    Class M
      Management fees                0.__%     0.__%     0.__%         After 1 year
      Distribution  (12b-1
          fees) (1)                  0.30%     1.00%     0.75%         After 3 years
      Other Expenses                 0.__%     0.__%     0.__%         After 5 years
      Total fund
          operating expenses             %          %        %         After 10 years                  (2)        (2)


    MidCap Value Fund               Class A   Class B   Class M                         Class A     Class B    Class B+    Class M
      Management fees                1.00%     1.00%     1.00%         After 1 year
      Distribution (12b-1
       fees)  (1)                    0.25%     1.00%     0.75%         After 3 years
      Other Expenses                 0.50%     0.50%     0.50%         After 5 years
      Total fund
          operating expenses(3)      1.75%     2.50%     2.25%         After 10 years                  (2)        (2)


    LargeCap Value Fund             Class A   Class B   Class M                         Class A     Class B    Class B+    Class M
      Management fees                1.00%     1.00%     1.00%         After 1 year
      Distribution (12b-1
        fees) (1)                    0.25%     1.00%     0.75%         After 3 years
      Other Expenses                 0.50%     0.50%     0.50%         After 5 years
      Total fund
           operating expenses(3)     1.75%     2.50%     2.25%         After 10 years                  (2)        (2)

    Asia-Pacific Equity Fund        Class A   Class B   Class M                         Class A     Class B    Class B+    Class M
      Management fees                1.25%     1.25%     1.25%         After 1 year
      Distribution (12b-1
        fees)  (1)                   0.25%     1.00%     0.75%         After 3 years
      Other Expenses                 0.50%     0.50%     0.50%         After 5 years
      Total fund                                                       After 10 years                  (2)        (2)
           operating expenses(3)     2.00%     2.75%     2.50%


    High Yield Fund                 Class A   Class B   Class M                         Class A     Class B    Class B+    Class M

        Management fees(3)(4)          0.60%     0.60%     0.60%         After 1 year
        Distribution (12b-1
           fees) (1)                   0.25%     1.00%     0.75%         After 3 years
        Other Expenses                 0.15%     0.15%     0.15%         After 5 years
        Total fund                                                       After 10 years                  (2)        (2)
             operating expenses(3)     1.00%     1.75%     1.50%


      Strategic Income Fund           Class A   Class B                                   Class A     Class B    Class B+
        Management fees(3)(5)          0.60%     0.60%                   After 1 year
        Distribution   (12b-1
          (fees) (1)(6)                0.25%     1.00%                   After 3 years

        Other Expenses                 0.15%     0.15%                   After 5 years
        Total fund                                                       After 10 years                  (2)        (2)
             operating expenses        1.00%     1.75%


      Government Sec. Inc. Fund       Class A   Class B   Class M                         Class A     Class B    Class B+    Class M
        Management fees                0.50%     0.50%     0.50%         After 1 year
        Distribution  (12b-1
         fees) (1)                     0.25%     1.00%     0.75%         After 3 years
        Other Expenses                  0. %      0. %      0. %         After 5 years
        Total fund                                                       After 10 years                  (2)        (2)
             operating expenses(8)         %         %         %

          +    Assumes no redemption at end of period.

          (1) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).
          (2) Assumes Class B shares converted to Class A shares at the end of the eighth year following purchase.
          (3) The Investment Manager has entered into expense limitation agreements under which it will limit expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.50% for MidCap Value Fund and LargeCap Value Fund, 1.75% for Asia-Pacific Equity Fund, and 0.75% for High Yield Fund and Strategic Income Fund. These expense limitations will apply to each Fund individually until at least December 31, 1998, except that the expense limitation for Strategic Income Fund will apply until at least December 31, 1999. Prior to the waiver and reimbursement of Fund expenses, the total annualized fund operating expenses, excluding interest, taxes, brokerage, and extraordinary expenses, for the fiscal year ended June 30, 1998 were __%, __% and __% of the average net assets of the Class A, Class B, and Class M shares, respectively, of MidCap Value Fund, __%, __% and __% of the average net assets of the Class A, Class B and Class M shares, respectively, of LargeCap Value Fund, __%, __%, and __% of the average net assets of the Class A, Class B, and Class M shares, respectively, of Asia-Pacific Equity Fund, and __%, __% and __% of the average net assets of the Class A, Class B and Class M shares, respectively, of High Yield Fund.
          (4) The management fees for High Yield Fund have been restated to reflect current fees.
          (5) The Investment Manager will waive its investment management fee from Strategic Income Fund to the extent such fees arise from the Fund's investment in other investment companies managed by the Investment Manager ("Affiliated Funds")
          (6) The Distributor will waive that portion of its distribution (12b-1) fee from Strategic Income Fund in proportion to the Fund's investment in an Affiliated Fund to reflect its allocable share of the distribution fee paid by the Affiliated Fund.
          (7) The Investment Manager has agreed to reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. Without such waiver, the annualized total fund operating expenses for the fiscal year ended June 30, 1998 would have been __% for Class A, __% for Class B and __% for Class M.

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in a Fund. For more complete descriptions of the various costs and expenses, please refer to 'Shareholder Guide' and 'Management of the Funds.' Use of the assumed 5% return in the Examples is required by the Securities and Exchange Commission. The Examples are not an illustration of past or future investment results, and should not be considered a representation of past or future expenses, actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS


                 For a Share Outstanding Throughout Each Period

The following tables present condensed financial information about each Fund. The tables present historical information based upon a share outstanding through each Fund's fiscal year. This information has been derived from the financial statements that are in each Fund's Annual Report dated as of June 30, 1998. Further information about each Fund's performance is contained in that Fund's Annual Report, which may be obtained without charge.


                              Bank and Thrift Fund

For the six-month period ended June 30, 1998 and the periods ended December 31, 1997, 1996, and 1995, the information in the table below, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value" for periods prior to January 1, 1997, has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to December 31, 1995, the financial information, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value", was audited by another independent auditor. The information in the row labeled "Total Investment Return at Net Asset Value" has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company.

                                   SIX MONTHS ENDED JUNE 30,                            YEAR ENDED DECEMBER 31,

                                    1998*                    1997              1996    1995(b)   1994      1993      1992
                              CLASS A     CLASS B     CLASS A    CLASS B(a)
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of
  period................      ______      ______       $17.84     $25.25      $14.83  $10.73    $11.87    $12.46    $10.12

Income (loss) from
  investment
  operations:
  Net investment
    income..............      ______      ______         0.34       0.04        0.32    0.31      0.26      0.26      0.22
  Net realized and
    unrealized gain
    (loss) on
    investments.........      ______      ______        10.83       2.92        5.18    4.78     (0.53)     0.75      2.93

Total from
  investment
  operations............      ______      ______        11.17       2.96        5.50    5.09     (0.27)     1.01      3.15

Less distributions:
  Net investment
    income..............      ______      ______        0.31        0.04        0.32    0.31      0.22      0.26     0.22
  In excess of net
    investment
    income..............      ______      ______        --          --          0.03    0.03      --        --        --
  Realized capital
    gains...............      ______      ______        2.65        2.04        2.14    0.65      0.65      0.73      0.47
  Paid-in capital.......      ______      ______        0.18        0.28        --      --        --        --        0.12

Total
  distributions.........      ______      ______        3.14        2.36        2.49    0.99      0.87      0.99      0.81

Other:
  Reduction in net
    asset value from
    rights offering..         ______      ______        --          --          --      --        --       (0.61)      --

Net asset value, end
  of period.............      ______      ______      $25.87      $25.85      $17.84  $14.83    $10.73    $11.87    $12.46

Closing Market
  Price, end of
  period................      ______      ______        --          --        $15.75  $12.88     $9.13    $10.88    $11.63

TOTAL INVESTMENT
  RETURN AT MARKET
  VALUE(c)..............      ______      ______        --          --         43.48%  52.81%    (8.85)%  1.95%(d)   31.53%
TOTAL INVESTMENT
  RETURN AT NET ASSET
  VALUE(e)..............      ______      ______       64.86%      11.88%      41.10%  49.69%    (1.89)%  7.79%(f)   32.36(g)%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period
  $(millions)...........      ______      ______         $383         $76        $252    $210       $152   $168       $141
Ratios to average
  net assets
  Expenses..............      ______      ______        1.10%      1.85%(h)     1.01%   1.05%      1.28%    0.91%    1.24%
  Net investment
    income..............      ______      ______        1.39%      0.99%(h)     1.94%   2.37%      2.13%    2.08%    2.00%
Portfolio turnover
  rate..................      ______      ______          22%        22%         21%      13%        14%      17%      20%
Average commission
  rate paid.............      ______      ______        $0.013     $0.013        --       --         --       --       --


(a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former investment manager, in a transaction that closed on April 7, 1995.

(c) Total return is calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(d) Calculation of total return excludes the effect of the per share dilution resulting from the 1993 Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.

(e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total returns based on market value. Total returns for less than one year are not annualized. For all periods prior to January 1, 1997 the total returns presented are unaudited.

(f) Total return is calculated assuming full participation in the 1993 rights offering.

(g) Total return is calculated assuming no participation in the 1992 rights offering.

(h) Annualized.

* Effective June 30, 1998, Bank and Thrift Fund changed its year end to June 30.

                                     YEAR ENDED DECEMBER 31,

                                    1991     1990        1989

PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of
  period................           $7.49    $10.26      $9.54

Income (loss) from
  investment
  operations:
  Net investment
    income..............            0.24      0.31      0.30

  Net realized and
    unrealized gain
    (loss) on
    investments.........            3.33     (2.20)     1.50

Total from
  investment
  operations............            3.57     (1.89)     1.80

Less distributions:
  Net investment
    income..............            0.24      0.31      0.31
  In excess of net
    investment
    income..............              --        --        --
  Realized capital
    gains...............              --        --      0.44
  Paid-in capital.......            0.70      0.57      0.33

Total
  distributions.........            0.94      0.88      1.08

Other:
  Reduction in net
    asset value from
    rights offering..                 --        --       --
                                      --        --       --
Net asset value, end
  of period.............          $10.12     $7.49    $10.26

Closing Market
  Price, end of
  period................           $9.50     $7.13     $9.13
TOTAL INVESTMENT
  RETURN AT MARKET
  VALUE(c)..............          47.52%    (12.45)%   32.25%
TOTAL INVESTMENT
  RETURN AT NET ASSET
  VALUE(e)..............          49.49%    (18.14)%   20.79%
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period                            $101       $75      $103
Ratios to average
  net assets
  Expenses..............           1.31%      1.29%     1.26%
  Net investment
    income..............           2.68%      3.59%     4.15%
Portfolio turnover
  rate..................             31%       46%        63%
Average commission
  rate paid.............              --        --         --

                                 MagnaCap Fund


For the fiscal year ended June 30, 1998 and the periods ended June 30, 1997, 1996 and 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                                                    Class A
                                                                                 Year Ended June 30,

                                      1998    1997      1996      1995(b)   1994      1993      1992      1991      1990

Per Share Operating Performance
Net asset value, beginning of
 period ..........................   _____   $16.69    $14.03    $12.36    $12.05    $11.98    $10.93    $10.74    $10.52

Income from investment operations:
 Net investment income ...........   _____     0.10      0.09      0.12      0.15      0.14      0.13      0.20      0.15
 Net realized and unrealized gain
   (loss) on investments .........   _____     4.16      2.87      2.29      0.89      0.82      1.16      0.33      1.24

   Total from investment
     operations ..................   _____     4.26      2.96      2.41      1.04      0.96      1.29      0.53      1.39

Less distributions from:
 Net investment income ...........   _____     0.10      0.06      0.14      0.14      0.12      0.24      0.16      0.17
 Distributions in excess of net
   investment income .............   _____     0.02   --        --        --        --        --        --        --
 Realized gains on investments ...   _____     4.16      0.24      0.60      0.59      0.77   --           0.18      1.00
 Distributions in excess of net
   realized gains ................   _____     0.75   --        --        --        --        --        --        --

   Total distributions ...........   _____     5.03      0.30      0.74      0.73      0.89      0.24      0.34      1.17


Net asset value, end of period ...   _____   $15.92 $   16.69 $   14.03 $   12.36 $   12.05 $   11.98 $   10.93 $   10.74



Total Return(c) ..................   _____    30.82%    21.31%    20.61%     9.13%     8.21%    11.93%     5.21%    13.84%

Ratios/Supplemental Data
Net assets, end of period (in
 thousands)                        __________  $290,355  $235,393  $211,330   $190,435   $197,250   $196,861    $199,892   $224,059
Ratios to average net assets:
 Expenses                             _____       1.46%     1.68%     1.59%      1.53%      1.53%      1.60%       1.50%      1.50%
 Net investment income.               _____       0.64%     0.54%     0.98%      1.16%      1.09%      1.20%       2.00%      1.40%
Portfolio turnover rate               _____         77%       15%        6%      7%36%        49%       182%         12%        --
Average commission rate paid.         _____       $0.0       686         --        --         --         --          --         --

                                     Class A                  Class B                            Class M

                                     Year           Year       Year       July 17,     Year       Year      July 17,
                                     Ended          Ended      Ended     1995(a) to    Ended      Ended    1995(a) to
                                    June 30,       June 30,   June 30,    June 30,    June 30,   June 30,   June 30,
                                     1989           1998       1997        1996        1998       1997       1996

Per Share Operating Performance
Net asset value, beginning of
 period...........................     $9.12        _____       $16.59      $14.22     _____       $16.63     $14.22

Income from investment operations:
 Net investment income............      0.17        _____         --          0.06     _____         0.02       0.08
 Net realized and unrealized gain
   (loss) on investments..........      1.39        _____         4.13        2.61     _____         4.16       2.63

   Total from investment
     operations...................      1.56        _____         4.13        2.67     _____         4.18       2.71

Less distributions from:
 Net investment income............      0.16        _____         --          0.06     _____         0.02       0.06
 Distributions in excess of net
   investment income..............        --        _____         --          --       _____         0.01       --
 Realized gains on investments....        --        _____         4.13        0.24     _____         4.16       0.24
 Distributions in excess of net
   realized gains.................        --        _____         0.78        --       _____         0.75       --

   Total distributions............      0.16        _____         4.91        0.30     _____         4.94       0.30

Net asset value, end of period....    $10.52        _____       $15.81      $16.59     _____       $15.87     $16.63

Total Return(c)...................    17.32%        _____       29.92%      18.98%     _____       30.26%     19.26%

Ratios/Supplemental Data

Net assets, end of period (in
 thousands).......................  $204,552        _____       $37,427     $10,509    _____       $6,748     $1,961
Ratios to average net assets:
 Expenses.........................     1.60%        _____         2.16%       2.38%(d) _____        1.91%     2.13%(d)
 Net investment income............     1.80%        _____       (0.04%)       0.07%(d) _____        0.22%     0.32%(d)
Portfolio turnover rate...........      129%        _____           77%         15%    _____          77%        15%
Average commission rate paid......       --         _____       $0.0686         --     _____      $0.0686        --

(a) Commencement of offering of shares.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(d) Annualized.

                        Pilgrim America MidCap Value Fund


The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                        Class A                        Class B                      Class M

                                                                 Ten                          Ten                           Ten
                                                                Months                        Months                        Months
                                            Year      Year       Ended     Year     Year      Ended    Year       Year      Ended
                                            Ended    Ended       June     Ended     Ended     June     Ended      Ended     June
                                           June 30,  June 30,     30,     June 30,  June 30,   30,     June 30,   June 30,  30,
                                             1998     1997      1996(a)    1998      1997     1996(a)  1998       1997      1996(a)

Per Share Operating Performance
Net asset value, beginning of period...    _____     $11.99    $10.00     ____      $11.94    $10.00    _____     $11.93   $10.00
Income from investment operations:
  Net investment income (loss).........    _____     (0.02)      0.13     ____      (0.05)     0.07     _____      (0.03)   0.06
  Net realized and unrealized gains on
    investments........................    _____      2.85       1.91     ____       2.76      1.90     _____       2.76    1.91

    Total from investment operations....   _____      2.83       2.04     ____       2.71      1.97     _____       2.73    1.97

Less distributions:
  Net investment income.................   _____      --         0.05     ____        --       0.03     _____        --     0.04
  In excess of net investment income....   _____      0.07       --       ____       0.05       --      _____       0.06     --
  Realized gains on investments.........   _____      0.11       --       ____       0.11       --      _____       0.11     --

    Total distributions.................   _____      0.18       0.05     ____       0.16      0.03     _____       0.17    0.04


Net asset value, end of period..........   _____    $14.64     $11.99     ____     $14.49    $11.94     _____      $14.49   $11.93


Total Return(b).........................   _____    23.89%     20.48%     ____     22.95%    19.80%     _____      23.21%   19.82%
Ratios/Supplemental Data
Net assets, end of period (000's).         _____    $16,985    $2,389     ____     $23,258   $2,123     _____      $8,378   $1,731
Ratios to average net assets:
  Expenses(c)(d)(e).....................   _____     1.75%     1.75%(f)   ____      2.50%    2.50%(f)   _____      2.25%    2.25%(f)
  Net investment income (loss)(c)(d)(e).   _____     (0.13)%   2.00%(f)   ____      (0.90)%  1.27%(f)   _____      (0.63)%  1.16%(f)
Portfolio turnover rate.................   _____     86%       60%(f)     ____      86%      60%(f)     _____      86%      60%(f)
Average commission rate paid............   _____    $0.0592     --        ____     $0.0592    --        _____      $0.0592   --

(a) The Fund commenced operations on September 1, 1995.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 1.94%, 2.69% and 2.44% and the ratios of net investment income (loss) to average net assets were (0.32)%, (1.11)% and (0.81)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 4.91%, 5.32% and 4.72% and the annualized ratios of net investment income (loss) to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were _____, _______ and _____ and the ratios of net investment income (loss) to average net assets were
_____, ______ and _____ for Class A, B and M shares, respectfully.

(f) Annualized.

                     Pilgrim America LargeCap Value Fund(a)

The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.


                                                        Class A                        Class B                      Class M

                                                                 Ten                          Ten                           Ten
                                                                Months                        Months                        Months
                                            Year      Year       Ended     Year     Year      Ended    Year       Year      Ended
                                            Ended    Ended       June     Ended     Ended     June     Ended      Ended     June
                                           June 30,  June 30,     30,     June 30,  June 30,   30,     June 30,   June 30,  30,
                                             1998     1997      1996(b)    1998      1997     1996(b)  1998       1997      1996(b)

Per Share Operating Performance
Net asset value, beginning of period...    _____     $11.77    $10.00     ____      $11.71    $10.00    _____     $11.73   $10.00
Income from investment operations:
  Net investment income (loss).........    _____       0.06      0.07     ____      (0.02)     0.06     _____        --     0.06
  Net realized and unrealized gains on
    investments........................    _____      2.63       1.87     ____       2.59      1.81     _____       2.62    1.83

    Total from investment operations....   _____      2.69       1.94     ____       2.57      1.87     _____       2.62    1.89

Less distributions:
  Net investment income.................   _____      --         0.07     ____        --       0.06     _____        --     0.06
  In excess of net investment income....   _____      0.05       0.01     ____        --       0.01     _____       0.01    0.01
  Realized gains on investments.........   _____      0.24       0.09     ____       0.24      0.09     _____       0.24    0.09

    Total distributions.................   _____      0.29       0.17     ____       0.24      0.16     _____       0.25    0.16


Net asset value, end of period..........   _____    $14.17     $11.77     ____     $14.04    $11.71     _____      $14.10   $11.73


Total Return(c).........................   _____    23.24%     19.56%     ____     22.23%    18.85%     _____      22.58%   19.06%
Ratios/Supplemental Data
Net assets, end of period (000's).         _____    $8,961     $2,530     ____     $13,611   $1,424     _____      $4,719   $1,240
Ratios to average net assets:
  Expenses(d)(e)(f).....................   _____     1.75%     1.75%(g)   ____      2.50%    2.50%(g)   _____      2.25%    2.25%(g)
  Net investment income (loss)(d)(e)(f).   _____     0.41%     0.65%(g)   ____      (0.35)%  (0.25)%(g) _____      (0.10)%  0.06%(g)
Portfolio turnover rate.................   _____     86%       59%(g)     ____      86%      59%(g)     _____      86%      59%(g)
Average commission rate paid............   _____    $0.0586     --        ____     $0.0586      --      _____      $0.0586   --

(a) Since November 1, 1997, the Investment Manager has provided investment advisory services directly to the Fund. Prior to that date, a different firm served as Portfolio Manager to the Fund.

(b) The Fund commenced operations on September 1, 1995.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.33%, 3.08% and 2.83% and the ratios of net investment income (loss) to average net assets were (0.18)%, (0.91)% and (0.68)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 5.44%, 5.79% and 5.90% and the annualized ratios of net investment income (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were _____, _______ and _____ and the ratios of net investment income (loss) to average net assets were
_____, ______ and _____ for Class A, B and M shares, respectfully.

(g) Annualized.

                    Pilgrim America Asia-Pacific Equity Fund

The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors.





                                                        Class A                      Class B                      Class M

                                                                Ten                          Ten                          Ten
                                                                Months    Year              Months    Year                Months
                                            Year      Year       Ended    Ended   Year      Ended     Ended    Year       Ended
                                            Ended    Ended       June     June    Ended     June      June     Ended      June
                                           June 30,  June 30,     30,     30,     June 30,   30,      30,      June 30,   30,
                                             1998     1997      1996(a)   1998    1997     1996(a)    1998     1997       1996(a)

Per Share Operating Performance
Net asset value, beginning of period...    _____     $10.35    $10.00     ____    $10.31    $10.00    _____    $10.32     $10.00
Income from investment operations:
  Net investment income (loss).........    _____       0.02      0.03     ____    (0.07)    (0.01)    _____    (0.05)      --
  Net realized and unrealized gains on
    investments and foreign
    currency transactions..............    _____      0.58       0.34     ____     0.59      0.32     _____     0.59       0.33

    Total from investment operations....   _____      0.60       0.37     ____     0.52      0.31     _____     0.54       0.33

Less distributions:
  Net investment income.................   _____      --          --      ____      --        --      _____     --         --
  In excess of net investment income....   _____      --         0.02     ____      --        --      _____     --         0.01
  Realized gains on investments.........   _____      --          --      ____      --        --      _____     --         --
  Tax return of capital ................   _____      0.02        --      ____      --        --      _____     --         --

    Total distributions.................   _____      0.02       0.02     ____      --        --      _____      --        0.01


Net asset value, end of period..........   _____    $10.93     $10.35     ____    $10.83    $10.31     _____    $10.86    $10.32


Total Return(b).........................   _____     5.78%      3.76%     ____     5.04%     3.19%     _____    5.26%      3.32%
Ratios/Supplemental Data
Net assets, end of period (000's).         _____    $32,485    $18,371    ____    $30,169   $17,789    _____    $11,155    $6,476
Ratios to average net assets:
  Expenses(c)(d)(e).....................   _____     2.00%     2.00%(f)   ____     2.75%    2.75%(f)   _____    2.50%      2.50%(f)
  Net investment income (loss)(c)(d)(e).   _____     0.00%     0.33%(f)   ____    (0.79)%  (0.38)%(f)  _____    (0.55)%   (0.16)%(f)
Portfolio turnover rate.................   _____     38%       15%(f)     ____     38%      15%(f)     _____    38%        15%(f)
Average commission rate paid............   _____    $0.0096     --        ____    $0.0096      --      _____    $0.0096     --

(a) The Fund commenced operations on September 1, 1995.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.54%, 3.29% and 3.04% and the ratios of net investment income (loss) to average net assets were (0.53)%, (1.33)% and (1.09)% for Class A, B and M shares, respectively.

(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 3.47%, 4.10% and 3.88% and the annualized ratios of net investment income (loss) to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were _____, _______ and _____ and the ratios of net investment income (loss) to average net assets were
_____, ______ and _____ for Class A, B and M shares, respectfully.

(f) Annualized.

                                 High Yield Fund

For the fiscal year ended June 30, 1998 and the periods ended June 30, 1997, 1996 and the eight-month period ended June 30, 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to November 1, 1994, the financial information was audited by another independent auditor. Information for High Yield Fund for the fiscal years ended October 31, 1986 through October 31, 1989 was not included in such Fund's 1994 financial statements.

                                                                           Class A

                                                                      Eight Months
                                         Year Ended June 30,            Ended          Year Ended October 31,
                                                                       June 30,
                                       1998    1997    1996          1995(b)(c)      1994       1993      1992

Per Share Operating Performance
Net asset value, beginning of
 period...........................     ____   $6.36     $6.15           $5.95          $6.47     $5.77     $5.70


Income (loss) from investment
  operations:
 Net investment income............     ____    0.61       0.59            0.35          0.54      0.53      0.63
 Net realized and unrealized gain
   (loss) on investments..........     ____    0.43       0.16            0.21         (0.51)     0.70      0.07


   Total from investment
     operations...................     ____    1.04       0.75            0.56          0.03      1.23      0.70


Less distributions from:
 Net investment income............     ____    0.60       0.54            0.36          0.55      0.53      0.63
 Realized gains on investments....     ____     --         --              --            --        --        --
                                                --         --              --            --        --        --

   Total distributions............     ____    0.60       0.54            0.36          0.55      0.53      0.63


Net asset value, end of period....     ____    $6.80     $6.36           $6.15          $5.95    $6.47      $5.77


Total Return(d)...................     ____    17.14%    12.72%           9.77%         0.47%    22.12%     12.65%

Ratios/Supplemental Data

Net assets, end of period
 (`000's).........................     ____    $35,940   $18,691         $15,950       $16,046    $18,797   $17,034
Ratios to average net assets:
 Expenses.........................     ____    1.00%(e)   1.00%(f)       2.25%(g)(h)    2.00%(h)  2.02%     2.03%
 Net investment income............     ____    9.54%(e)   9.46%(f)       8.84%(g)(h)    8.73%(h)  8.36%     10.93%
Portfolio turnover rate...........     ____    394%       339%           166%           192%      116%      193%

                                                  Class A                Class B                           Class M

                                                                 Year       Year     July 17,      Year      Year      July 17,
                                          Year Ended             Ended      Ended    1995(a) to    Ended     Ended     1995(a) to
                                             October 31,         June 30,   June 30, June 30,      June 30,  June 30,  June 30,
                                     1991    1990      1989      1998       1997     1996          1998      1997      1996
Per Share Operating
 Performance
Net asset value, beginning of
 period...........................   $5.03    $6.46     $7.29     _____     $6.36     $6.20         _____      $6.36     $6.20

Income (loss) from investment
 operations:
 Net investment income............    0.66     0.82      0.88     _____     0.57       0.48        _____       0.58      0.50
  Net realized and unrealized gain
   (loss) on investments..........    0.74    (1.40)    (0.80)    _____     0.41       0.14        _____       0.41      0.14

   Total from investment
     operations...................    1.40    (0.58)     0.08     _____     0.98       0.62        _____       0.99      0.64

Less distributions from:
 Net investment income............    0.68     0.85      0.91     _____     0.56       0.46        _____       0.57      0.48
 Realized gains on investments....    0.05       --        --     _____     --           --        _____       --        --

   Total distributions............    0.73     0.85      0.91     _____     0.56       0.46        _____       0.57      0.48

Net asset value, end of period....   $5.70    $5.03     $6.46     _____    $6.78      $6.36        _____       $6.78     $6.36

 Total Return(d)................... 30.00%   (10.08)%   0.94%     _____    16.04%     10.37%       _____       16.29%    10.69%

Ratios/Supplemental Data

Net assets, end of period
 (in thousands)................... $23,820   $21,598  $31,356   _____     $40,225    $2,374        _____        $8,848   $1,243
Ratios to average net assets:
 Expenses.........................   1.89%     1.75%    1.79%   _____     1.75%(e)   1.75%(f)(g)   _____       1.50%(e)  1.50%(f)(g)
 Net investment income............  12.40%    14.11%   12.61%   _____     8.64%(e)   9.02%(f)(g)   _____       8.93%(e)  9.41%(f)(g)
Portfolio turnover rate...........    173%     183%      210%   _____     394%       339%          _____        394%      339%

(a) Commencement of offering of shares.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(c) Effective November 1, 1994, High Yield Fund changed its year end to June 30.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94% (annualized) and 2.69% (annualized) for Class A, B and M shares, respectively. Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of net investment income to average net assets were 8.27%, 8.05% (annualized) and 8.51% (annualized) for Class A, B and M shares, respectively.

(g) Annualized.

(h) Prior to the waiver of expenses, the annualized ratio of expenses to average net assets was 2.35% in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the annualized ratio of net investment income to average net assets was 8.74% in 1995 and 8.66% in 1994 for Class A shares.

                       Government Securities Income Fund*


For the fiscal year ended June 30, 1998 and the periods ended June 30, 1997, 1996 and 1995, the information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                                         Class A

                                                                   Year Ended June 30,

                                1998    1997      1996       1995(b)   1994      1993(c)    1992       1991       1990      1989
Per Share Operating
  Performance
Net asset value, beginning of
  period......................  ____    $12.59    $12.97      $12.73   $13.96    $13.76     $13.76     $13.79     $14.23    $14.23


Income (loss) from investment
 operations:
  Net investment income.......  ____    0.69      0.75        0.84     0.84      1.13       1.19       1.25       1.25      1.31
  Net realized and unrealized
    gain (loss) on
    investments...............  ____    0.20      (0.32)      0.24     (1.17)    0.18       --         (0.03)     (0.38)    0.02


    Total from investment
      operations..............  ____    0.89      0.43        1.08     (0.33)    1.31       1.19       1.22       0.87      1.33


Less distributions from:
  Net investment income.......  ____    0.69      0.75        0.84     0.90      1.11       1.19       1.25       1.31      1.33
  Distributions in excess of
    net investment income.....  ____    0.04          --         --        --        --        --         --         --          --
  Tax return of capital.......  ____    0.04      0.06           --        --        --        --         --         --          --


    Total distributions.......  ____    0.77      0.81        0.84     0.90      1.11       1.19       1.25       1.31      1.33


Net asset value, end of
  period......................  ____    $12.71    $12.59      $12.97   $12.73    $13.96     $13.76     $13.76     $13.79    $14.23



Total Return(d)...............  ____    7.33%     3.34%       8.96%    (2.50)%   9.82%      8.98%      9.27%      6.51%     10.10%

Ratios/Supplemental Data

  Net assets, end of period
    (`000's)..................  ____   $29,900   $38,753     $43,631  $61,100   $87,301   $96,390    $110,674   $122,212    $144,769
Ratios to average net assets:
  Expenses....................  ____    1.42%     1.51%(e)   1.40%(g)  1.21%     1.12%      1.10%      1.14%      1.14%     1.06%
  Net investment income.......  ____    5.78%     5.64%(e)   6.37%(g)  6.44%     8.06%      8.59%      9.09%      9.02%     9.45%
Portfolio turnover rate.......  ____    172%      170%        299%     402%      466%       823%       429%       448%      537%

                                                Class B                                 Class M

                                 Year         Year        July 17,          Year      Year       July 17,
                                 Ended        Ended       1995(a) to        Ended     Ended      1995(a) to
                                June 30,      June 30,    June 30,          June 30,  June 30,   June 30,
                                 1998         1997        1996              1998      1997       1996
Per Share Operating
  Performance
Net asset value, beginning of
  period......................    ____        $12.59       $12.95            ____     $12.59     $12.95


Income (loss) from investment
 operations:
  Net investment income.......     ____         0.67         0.66            ____      0.70      0.68
  Net realized and unrealized
    gain (loss) on
    investments...............     ____         0.11        (0.37)           ____      0.14      (0.36)


    Total from investment
      operations..............     ____         0.78         0.29            ____      0.84      0.32


Less distributions from:
  Net investment income.......     ____         0.67         0.65            ____      0.70      0.68
  Distributions in excess of
    net investment income.....     ____         0.02           --            ____         --     --
  Tax return of capital.......     ____           --           --            ____      0.01      --
                                                  --           --                      ----      --

    Total distributions.......     ____         0.69         0.65            ____      0.71      0.68


Net asset value, end of
  period......................     ____       $12.68       $12.59            ____      $12.72    $12.59



Total Return(d)...............     ____        6.38%        2.25%            ____      6.88%     2.52%

Ratios/Supplemental Data

  Net assets, end of period
    (`000's)..................      ____      $1,534         $73             ____       $61      $24
Ratios to average net assets:
  Expenses....................      ____       2.17%       2.26%(e)(f)       ____       1.92%    2.01%(e)(f)
  Net investment income.......      ____       4.92%       4.98%(e)(f)       ____       5.25%    5.73%(e)(f)
Portfolio turnover rate.......      ____        172%       170%              ____       172%     170%

(a) Commencement of offering of shares.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(c) During this period, average daily borrowings were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992 until April 4, 1995, when shareholders approved a change in the Fund's investment policies.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of expenses to average net assets was 1.57%, 2.41% and 2.16% for Class A, B and M shares, respectively. Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of net investment income to average net assets was 5.74%, 4.83% and 5.58% for Class A, B and M shares, respectively.

(f) Annualized.

(g) Prior to the waiver of expenses the ratio of expenses to average net assets was 1.54% and the ratio of net investment income to average net assets was 6.23% for Class A shares.

* Prior to April 4, 1995, the Fund had an investment policy of normally investing at least 70% of its assets in Government National Mortgage Association
(GNMA) certificates. Effective April 4, 1995, the Fund's policy changed to normally investing at least 70% of its assets in securities issued or guaranteed by the U.S. Government, or certain of its agencies and instrumentalities.

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

Bank and Thrift Fund. The Fund primarily seeks long-term capital appreciation; a secondary objective is income. The Fund pursues its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts, which investment may entitle the investor to participate in future stock conversions of the mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well positioned to take advantage of the attractive investment opportunities developing in the banking and thrift industries. In making decisions concerning the selection of portfolio securities for the Fund, the Investment Manager conducts its own evaluation of the depository institution which is a potential investment by the Fund and does not take into account the credit rating of the debt securities issued by such institution. These equity securities include common stocks and securities convertible into common stock (including convertible bonds, convertible preferred stock, and warrants) but do not include non-convertible preferred stocks or adjustable rate preferred stocks. An investment in the Fund's shares cannot be considered a complete investment program. Because the Fund's investment portfolio will be concentrated in specific segments of the banking and thrift industries, the shares may be subject to greater risk than the shares of a fund whose portfolio is less concentrated.

The Investment  Manager  believes that a number of factors may contribute to the
potential   for  growth  in  the  value  of  equity   securities  of  depository
institutions, including the fact that such depository institutions are:

          (i) located in geographic regions experiencing strong economic growth and able to participate in such growth;

          (ii) well-managed and currently providing above-average returns on assets and shareholders' equity;

          (iii) attractive candidates for acquisition by a money center bank or another regional bank, as defined in 'The Banking and Thrift Industries,' below, or attractive partners for business combinations, as a result of opportunities created by the trend towards deregulation and interstate banking or in order to create larger, more efficient banking combinations;

          (iv)  expanding   their  business  into  new  financial   services  or
          geographic areas that have become or may become permissible due to an easing of regulatory constraints; or

          (v) investing assets in technology that is intended to increase productivity.

The Investment Manager also believes that factors may contribute to increased earnings of securities of depository institutions, including the following:

          (i) changes in the sources of revenues of banks, such as the implementation of certain new transaction-based fees;

          (ii) a focus on variable rate pricing of bank products, which is less sensitive than fixed pricing to cyclical interest rate changes;

          (iii) the ability, as a result of liberalization of regulation, to offer financial products and services which may have a higher rate of return than traditional banking and financial services products;

          (iv) the recent implementation of share repurchase programs by certain banks; or

          (v) a trend towards increased savings and investing as the average age of the population of the United States gets older.

The Fund's policy of investing under normal market conditions at least 65% of its total assets in the equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts is fundamental and may only be changed with approval of the shareholders of the Fund.

The Fund invests the remaining 35% of its total assets in the equity securities, including preferred stocks or adjustable rate preferred stocks, of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager (which may include companies that are not in financial services industries), in securities of other investment companies and in nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) that are either issued or guaranteed by the United States Government or agency thereof or issued by a corporation or other issuer and rated investment grade or comparable quality by at least one nationally recognized rating organization. The Fund may also invest in short-term, investment grade debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

MagnaCap Fund. The Fund's objective is growth of capital, with dividend income as a secondary consideration. In selecting investments for the Fund, preservation of capital is also an important consideration. The Fund normally seeks its objectives by investing primarily in equity securities issued by companies that the Investment Manager determines are of high quality based upon the selection criteria described below. The equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, rights or warrants to subscribe for or purchase common stocks, repurchase agreements, and foreign securities (including American Depository Receipts
(ADRs)), although it is anticipated that the Fund normally will be invested as fully as practicable in equity securities in accordance with its investment policies. Assets of the Fund not invested in equity securities may be invested in high quality debt securities, as described in "Investment
Techniques--Temporary Defensive and other Short-Term Positions." In a period that the Investment Manager believes presents weakness in the stock market or in economic conditions, the Fund may establish a defensive position to attempt to preserve capital and increase its investment in these instruments.

MagnaCap Fund is managed in accordance with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. Normally, stocks are acquired only if at least 65% of the Fund's assets are invested in companies that meet the following criteria:

          1. Consistent dividends. A company must have paid or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

          2. Substantial dividend increases. A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

          3. Reinvested earnings. Dividend payout must be less than 65% of current earnings.

          4. Strong balance sheet. Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

          5. Attractive price. A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index.

The Investment Manager may also consider other factors in selecting investments for the Fund. The remainder of the Fund's assets may be invested in equity securities that the Investment Manager believes have growth potential because they represent an attractive value. MagnaCap Fund may not invest more than 5% of its total assets in the securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and it may not invest in any restricted securities.

MidCap Value Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities issued by companies with middle market capitalizations, i.e., market capitalizations between $200 million and $5 billion, although the Fund may also invest to a limited degree in companies that have larger or smaller market capitalizations. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of companies with middle market capitalizations. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund is managed in accordance with the disciplined investment style that the Portfolio Manager, Cramer Rosenthal McGlynn, LLC (CRM), employs in managing midcap value portfolios. As a value adviser, CRM does not attempt to time market fluctuations; rather it relies on stock selection to achieve investment results, seeking out those stocks that are undervalued and, in some cases, neglected by financial analysts. The Portfolio Manager's investment philosophy is to take advantage of periodic inefficiencies that develop in the valuation of publicly traded companies. Generally, its approach to finding such companies is to first identify dynamic change that can be material to a company's operations. Dynamic change means change within a company that is likely to have a material impact on its operations. Examples include new senior management, new products or markets, or any material divestitures, acquisitions, or mergers. The philosophy is that this type of change often creates misunderstanding in the marketplace that can result in a company's stock being undervalued relative to its future prospects and peer group. The Portfolio Manager seeks to identify this change at an early stage and conduct an evaluation of the company's business. In applying this approach, the Portfolio Manager focuses on middle capitalization companies where dynamic change can be material.

CRM seeks companies that it believes will look different in the future in terms of their operations, finances, and/or management. Once change is identified, the Portfolio Manager conducts an evaluation of a company that includes creating a financial model based principally upon projected cash flow, as opposed to reported earnings. The company's stock is evaluated in the context of what the market is willing to pay for the shares of comparable companies and what a strategic buyer would pay for the whole company. CRM also evaluates the degree of investor recognition of a company by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock CRM conducts a business analysis to corroborate its observations and assumptions, including, in most instances, discussions with management, customers and suppliers. Also, an important consideration is the extent to which management holds an ownership interest in a company. In its overall assessment, CRM seeks stocks that have a favorable risk/reward ratio over an 18 to 24 month holding period.

LargeCap Value Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investing at least 80% of its assets in equity securities and at least 65% of its assets in equity securities issued by companies with large market capitalizations that the Portfolio Manager believes sell at reasonable prices relative to their projected earnings. The Portfolio Manager's investment goal is to participate in up markets while cushioning the portfolio during a downturn. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to have large market capitalization, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, ADRs, and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities and will normally invest at least 65% of its assets in companies with large market capitalizations. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

Asia-Pacific Equity Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American Depositary Receipts (ADRs), European Depositary Receipts and other depositary receipts. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of Asia-Pacific issuers. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund will be managed using the investment philosophy that the Portfolio Manager, HSBC Asset Management Americas, Inc. and HSBC Asset Management Hong Kong Limited (HSBC), employ in managing private Asia-Pacific portfolios. Investment decisions are based upon a disciplined approach that takes into consideration the following factors: (i) macroeconomic overview of the region;
(ii) specific country analysis; (iii) setting target country weightings; (iv) evaluation of industry sectors within each country; and (v) selection of specific stocks. Decisions on company selection include analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock. HSBC seeks to take profits when the Portfolio Manager believes that a market or stock has risen fairly or disproportionately to other investment opportunities.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: (1) the country in which the issuer was organized; (2) the country in which the principal securities market for that issuer is located;
(3) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or
(4) the country in which the issuer has at least 50% of its assets situated.

High Yield Fund. This Fund's primary investment objective is to seek a high level of current income and its secondary objective is capital appreciation, with preservation of capital as a consideration. The Fund normally seeks to achieve its objectives by investing at least 65% of its assets in a diversified portfolio of higher yielding debt securities, including preferred stock and convertible securities (High Yield Securities), that do not in the opinion of the Investment Manager involve undue risk relative to their expected return characteristics. High Yield Securities, which are commonly known as junk bonds, are ordinarily lower rated and include equivalent unrated securities.

Assets of the Fund not invested in High Yield Securities (ordinarily not to exceed 35% of the Fund's assets) may be invested in common stocks; preferred stocks rated Baa or better by Moody's Investor Services, Inc. (Moody's) or BBB or better by Standard and Poor's Corporation (S&P); debt obligations of all types rated Baa or higher by Moody's or BBB or better by S&P; U.S. Government securities; warrants; foreign debt securities of any rating (not to exceed 10% of the Fund's total assets at the time of investment); money market instruments, including repurchase agreements on U.S. Government securities; other mortgage-related securities; financial futures and related options; and participation interests and assignments in floating rate loans and notes. See 'Investment Practices and Risk Considerations--High Yield Securities' for information on High Yield Securities.

Strategic Income Fund. This Fund's investment objective is to seek a high level of current income. The Fund normally seeks to achieve its objective by investing in securities from one or more of the following four sectors:

          o    investment-grade debt of U.S. corporations,

          o    U.S. Government securities,

          o    lower-rated high yield debt of U.S. corporations, and

          o senior variable or floating rate loans of U.S. corporations, partnerships, limited liability companies or business entities organized under U.S. law or domiciled in Canada or U.S. territories or possessions.

Based on current or anticipated market conditions, the Investment Manager adjusts the weighting of assets among the sectors to seek an attractive balance between potential income and potential volatility. Under normal circumstances, the Fund invests in securities from at least two sectors; however, the Fund may invest up to 100% of its assets in any sector.

The Fund may seek to achieve its objective by investing directly in individual securities within the above sectors, or by investing in affiliated or unaffiliated open-end or closed-end investment companies that invest in these sectors. For instance, the Fund could invest in high yield debt by investing in Pilgrim America High Yield Fund, and could invest in U.S. Government securities by investing in Pilgrim Government Securities Income Fund. The Fund could invest in senior variable or floating rate loans by investing in closed-end funds that concentrate in this sector, sometimes referred to as "prime rate" funds. This may include investments in Pilgrim America Prime Rate Trust. Pilgrim America High Yield Fund, Pilgrim Government Securities Income Fund and Pilgrim America Prime Rate Trust are each managed by the Investment Manager. Pilgrim America High Yield Fund and Pilgrim Government Securities Income Fund are described in this prospectus. The Fund may also invest in open-end or closed-end funds that are not managed by the Investment Manager.

The Fund has sought and intends to seek additional exemptive relief from the Securities and Exchange Commission which, if granted, would permit the Fund considerable flexibility in investing in affiliated and non-affiliated open-end and closed-end funds. However, until the exemptive relief described above is obtained, the Fund may only invest in (i) other open-end Pilgrim America Funds,
(ii) U.S. Government securities and (iii) short-term paper. Until the exemptive relief described above is obtained, the Fund will be inhibited from investing in certain of the sectors described above. There can be no assurance that the exemptive relief described above will be obtained.

Government Securities Income Fund. This Fund's investment objective is to seek high current income, consistent with liquidity and preservation of capital. The Fund normally seeks to achieve its objectives by investing at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: GNMA, Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The 70% threshold may not be met due to changes in value of the Fund's portfolio or due to the sale of portfolio securities due to redemptions. In such instances, further purchases by the Fund will be of U.S. Government securities until the 70% level is restored. The remainder of the Fund's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The U.S. Government securities in which the Fund may invest include, but are not limited to, the following: (1) direct obligations of the U.S. Treasury including Treasury bills (maturities of one year or less), Treasury notes (maturities of one to ten years), and Treasury bonds (generally maturities of greater than ten years and up to 30 years), and (2) mortgage-backed securities that are issued or guaranteed by GNMA, FNMA, or FHLMC. The Fund may invest in short-term, intermediate-term and long-term U.S. Government securities. The Investment Manager will determine the exact composition and weighted average maturity of the Fund's portfolio on the basis of its judgment of existing market conditions. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts.


                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following pages contain information about certain types of securities in which one or more the Funds may invest and strategies the Funds may employ in pursuit of the investment objectives. See the Statement of Additional Information for more detailed information on these investment techniques and the securities in which the Funds may invest.

Risk Considerations

The investment objectives and policies of the Funds described above should be carefully considered before investing. There is no assurance that a Fund will achieve its investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. Each Fund is subject to varying degrees of financial, market and credit risks.

Temporary Defensive and Other Short-Term Positions. Each Fund's assets may be invested in certain short-term, high-quality debt instruments (and, in the case of Bank and Thrift Fund, investment grade debt instruments) and in U.S.
Government  securities  for the  following  purposes:  (i) to  meet  anticipated day-to-day operating expenses; (ii) pending the Investment Manager's or Portfolio Manager's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. Bank and Thrift Fund, MagnaCap Fund, LargeCap Value Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund (except Government Securities Income Fund) may invest include: (i)
short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. LargeCap Value Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in long-term U.S. Government securities and money market funds, while Asia-Pacific Equity Fund may invest in short-term obligations of foreign governments and their agencies, instrumentalities, authorities, or political subdivisions. The short-term instruments in which Government Securities Income Fund may invest include short-term U.S. Government securities and repurchase agreements on U.S. Government securities. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

Bank and Thrift Fund: Securities of Banks and Thrifts. Bank and Thrift Fund invests primarily in equity securities of banks and thrifts. A 'money center bank' is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. 'Regional banks' are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as 'community banks.'

The Bank and Thrift Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ('NASDAQ'); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the federal and state levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.

The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

The thrifts in which the Bank and Thrift Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the 'OTS'). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

Midcap Company Equity Securities. The MidCap Value Fund will invest substantially all of its assets, and MagnaCap Fund, Bank and Thrift Fund, LargeCap Value Fund and Asia-Pacific Equity Fund may invest, in the equity securities of middle capitalization companies. Investment in middle capitalization companies may involve greater risk than is customarily associated with securities of larger, more established companies. These securities may be less marketable and subject to more abrupt or erratic market movements than securities of larger companies.

Investments in Foreign Securities. Asia-Pacific Equity Fund invests primarily, and MagnaCap Fund may invest up to 5% of its total assets in certain foreign securities (including ADRs). High Yield Fund may invest up to 10% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.

These securities may be denominated in either U.S. dollars or in non-U.S. currencies.

There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; (vii) higher transactional and custodial expenses than for domestic securities; and (viii) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Emerging Market Investments. Asia-Pacific Equity Fund may invest in emerging market securities issued by companies based in emerging market countries in the Asia-Pacific region. An emerging market country is generally considered to be a country whose economy is less developed or mature than economies in other more developed countries or whose markets are undergoing a process of relatively basic development. 'Emerging market countries' consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

In addition to the risks generally of investing in emerging market securities, there are particular risks associated with investing in developing Asia-Pacific countries including: (i) certain markets, such as those of China, being in the earliest stages of development; (ii) high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; (iii) political and social uncertainties; (iv) over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; (v) overburdened infrastructure and obsolete financial systems; (vi) environmental problems;
(vii) less well developed legal systems than many other industrialized nations; and (viii) less reliable custodial services and settlement practices.

Corporate Debt Securities. Strategic Income Fund may invest up to 100% of its assets in investment-grade debt of U.S. corporations, while High Yield Fund may invest in these and in lower-rated corporate debt securities. In addition, each Fund may also invest in high quality short-term corporate debt for temporary defensive purposes. See "Temporary Defensive and Other Short-Term Positions" below. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

High Yield  Securities.  High Yield Fund and Strategic Income Fund may invest in
High Yield Securities, which are high yield/high risk debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. High Yield Securities often are referred to as 'junk bonds' and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in High Yield Securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Generally, the Fund will invest in securities rated no lower than B by Moody's or S&P, unless the Investment Manager believes the financial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Investment Manager believes the issuer's assets are sufficient for the issuer to repay its outstanding obligations. Nevertheless, the Fund may invest in securities rated C or D if the Investment Manager perceives greater value in these securities than it believes is reflected in such securities' prevailing market price.

High Yield Securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of High Yield Securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Securities prices. In the case of High Yield Securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market in which High Yield Securities are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a High Yield Security, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value High Yield Securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. In pursuing the Fund's objectives, the Investment Manager seeks to identify situations in which the rating agencies have not fully perceived the value of the security.

Based upon the weighted average ratings of all High Yield Securities held during High Yield Fund's most recent fiscal year ended June 30, 1998, the percentage of the Fund's total High Yield Securities represented by (1) High Yield Securities rated by a nationally recognized statistical rating organization, separated into each applicable rating category (Aaa, Baa, Ba, B, Caa, or Ca by Moody's or AAA, BBB, BB, B, CCC, or CC by S&P) by monthly dollar-weighted average is AAA--__%, BBB--__%, BB--____%, B--____%, CCC--____%, and CC--____%, respectively, and (2)
unrated High Yield Securities as a group--____%.

The  following  are  excerpts  from  Moody's  description  of its bond  ratings:
Ba--judged to have speculative elements; their future cannot be considered as well assured. B--generally lack characteristics of a desirable investment. Caa--are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--speculative in a high degree; often in default. C--lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. S&P applies indicators '+,' no character, and '-' to its rating categories. The indicators show relative standing within the major rating categories.

Other Investment Companies. Strategic Income Fund, LargeCap Value Fund, MidCap Value Fund, Asia-Pacific Equity Fund and Bank and Thrift Fund may each invest in other investment companies ("Underlying Funds"). LargeCap Value Fund, MidCap Value Fund, Asia-Pacific Equity Fund and Bank and Thrift Fund currently may not
(i) invest more than 10% of their total  assets in other  investment  companies,
(ii) invest more than 5% of their total assets in any one investment company, or
(iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. Strategic Income Fund currently may invest up to 100% of its assets in open-end investment companies ("mutual funds") for which PAII serves as the Investment Manager.

Strategic Income Fund has sought and intends to seek additional exemptive relief from the Securities and Exchange Commission which, if granted, would permit the Fund to invest in both (i) mutual funds and closed-end investment companies for which PAII serves as Investment Manager ("Affiliated Funds"), and (ii) mutual funds and closed-end investment companies for which PAII does not serve as Investment Manager ("Unaffiliated Funds"). If such relief is granted, the Fund will have considerable flexibility in investing in Affiliated Funds and Unaffiliated Funds. In addition, if the exemptive relief described above is granted, the Strategic Income Fund will be able to purchase shares directly from affiliated closed-end funds. There can be no assurance that the exemptive relief will be obtained.

To the extent that the assets of the Strategic Income Fund are invested in Underlying Funds, the Fund's investment performance is directly related to the investment performance of the Underlying Funds held. The ability of the Strategic Income Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives, as well as to the allocation among the Underlying Funds by the Investment Manager. There can be no assurance that the investment objective of the Strategic Income Fund or any Underlying Fund will be achieved.

There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund. However, the Investment Manager has agreed to waive a portion of its management fee from the Strategic Income Fund in proportion to the Fund's investment in an Affiliated Fund. In addition, you will bear your proportionate share of expenses related to the distribution of the Fund's Shares, and also may indirectly bear expenses paid by an Underlying Fund related to the distribution of its shares. However, to the extent that assets of Strategic Income Fund are invested in Affiliated Funds, the Distributor has agreed to waive a portion of the Fund's distribution (12b-1) fee in proportion to the Fund's investment in an Affiliated Fund to reflect its allocable share of the distribution fee paid by the Affiliated Fund. The
Strategic Income Fund may only buy shares of a load fund where the Investment Manager reasonably believes the shares may be purchased without a sales load through quantity discounts, waivers or otherwise. The Fund will aggregate any sales charges and distribution and shareholder service expenses it pays on Underlying Funds to ensure that such aggregate amounts do not exceed limits imposed by the NASD.

There are some potential advantages associated with an investment in a closed-end investment company. For example, a Fund may be able to purchase closed-end fund shares at a discount to net asset value, thereby yielding assets at work for the Fund that are greater than the amount invested. In addition, if a Fund invests in a closed-end fund that is exchange listed, it may be able to get exposure to relatively illiquid assets through a liquid investment.

If the exemptive relief described above is granted, the Strategic Income Fund may be required to comply with a condition that an Unaffiliated Fund whose shares are purchased by the Fund is not obligated to redeem more than 1% of the Unaffiliated Fund's outstanding securities held by the Fund during any 30 day period. In such a case, shares held by the Strategic Income Fund in excess of 1% of an Unaffiliated Fund's outstanding securities will be considered illiquid, and therefore, together with other such securities, may not exceed 15% of the Fund's net assets. In light of the various legal constraints on buying and selling shares of Unaffiliated Funds, occasions may arise when the Investment Manager might not take advantage of certain opportunities to invest in an Unaffiliated Fund, and may seek suitable alternatives.

Some Unaffiliated Funds may elect to make payment for the redemption of shares by a distribution in kind of securities from its portfolio, instead of in cash. If a Fund receives securities as part of an in kind redemption from an Underlying Fund, the Fund may receive and hold such securities if the Investment Manager believes it is in the best interest of shareholders, whether or not the purchase of such securities would have been permitted by the investment objectives and policies of the Fund.

The securities that these Unaffiliated Funds might hold may include, but are not limited to, High Yield Securities, Senior Loans, U.S. Government securities, short term instruments, and various fixed income securities. In certain instances, some of the Unaffiliated Funds may also buy or sell interest rate futures contracts relating to debt securities and/or write or buy put and call options relating to interest rate futures contracts. Depending on an Unaffiliated Fund's investment objective, policies, and restrictions, additional risks may be created by a Fund's investment in an Unaffiliated Fund. Unaffiliated Funds may follow some or all of the investment practices of the Fund and may follow other investment practices. The Investment Manager has no control over the investment activities of the Unaffiliated Funds. There may, in fact, be additional investment practices, not discussed in this Prospectus or in the Statement of Additional Information, that the Unaffiliated Funds may engage in from time to time. In addition, an Underlying Fund may be able to invest defensively in assets other than those normally called for by the Underlying Fund's investment objectives or policies. In such a case, an investment in the Underlying Fund may not represent the sectors to the degree contemplated by the Investment Manager when it invested in the Underlying Fund.

As a result of the Fund's investment in the Underlying Funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the Underlying Funds. See "Dividends, Distributions and Taxes."

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Investment Manager. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

The Investment Manager will select the Affiliated and Unaffiliated Funds in which the Fund will invest based on a variety of factors including, but not limited to, investment style and objective, total return performance, asset size, industry rankings, operational data, various portfolio statistics and other factors it believes are important.

PPR, which is an affiliated closed-end fund in which Strategic Income Fund may be able to invest, invests primarily in Senior Loans and is subject to credit and other risks. See "Senior Loans" below. PPR is traded in the New York Stock Exchange. Shares of PPR may trade at a discount or at a premium to NAV. If PPR is trading at a premium to NAV, PPR may issue more shares, which could put downward pressure on the market price of PPR's shares. PPR may borrow to acquire additional income-producing investments when the Investment Manager believes that the use of borrowed proceeds will enhance PPR's yield. Borrowing for investment purposes increases both investment opportunity and investment risk. Capital raised through borrowings will be subject to interest and other costs. There can be no assurance that PPR's income from borrowed proceeds will exceed these costs. In the event of a default on one or more Senior Loans or other interest-bearing instruments held by PPR, borrowing would exaggerate the loss to PPR and may exaggerate the effect on PPR's NAV. PPR may borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings.

Senior Loans. The Strategic Income Fund may invest in interests in variable or floating rate loans ("Senior Loans"), which, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. The Strategic Income Fund will invest only in Senior Loans that are U.S. dollar-denominated. Senior Loans are considered loans that hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Investment Manager, in the category of senior debt of the borrower. Senior Loans that the Strategic Income Fund may acquire include participation interests in lease financings ("Lease Participations").

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Senior Loans generally require the consent of the borrower prior to sale or assignment, which may delay or impede the Strategic Income Fund's ability to sell the Senior Loans. Senior Loans will be considered illiquid, and therefore, together with other such securities, may not exceed 15% of the Fund's net assets.

Credit Risks. Although the Strategic Income Fund will generally invest in Senior Loans that will be fully collateralized with assets whose market value, at the time of acquisition, equals or exceeds the principal amount of the Senior Loan, the collateral may decline in value, be relatively illiquid, or may lose all or substantially all of its value subsequent to the Fund's investment in such Senior Loan, causing the Senior Loan to be undercollateralized. Senior Loans are also subject to the risk of nonpayment of scheduled interest or principal payments. To the extent that the Strategic Income Fund's investment is in a Senior Loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender.

Limited Secondary Market for Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded. Accordingly, some or many of the Senior Loans in which the Strategic Income Fund invests will be relatively illiquid. The Fund may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.

Hybrid Loans. Hybrid Loans are similar to Senior Loans that generally offer less covenant or other protections than traditional Senior Loans while still being collateralized. The Strategic Income Fund may invest only in Hybrid Loans that are secured debt of the borrower, although they may not in all instances be considered senior debt of the borrower. Hybrid Loans may not include covenants that are typical of Senior Loans. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. In addition, because the Fund's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans. The Strategic Income Fund may also invest up to ___% of its total assets, measured at the time of investment, in subordinated and unsecured loans. The Fund may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Unsecured loans are not secured by any specific collateral of the borrower. They may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The Strategic Income Fund will acquire unsecured loans only where the Investment Manager believes, at the time of acquisition, that the Fund would have the right to payment upon default that is not subordinate to any other creditor.

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. A Fund may invest in an illiquid or restricted security if the Investment Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. This illiquidity might prevent the sale of the security at a time when the Investment Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount the Fund could realize upon disposition. Each Fund may only invest up to 15% of its net assets in illiquid securities.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission registration by certain institutional investors known as 'qualified institutional buyers,' and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities. Government Securities Income Fund, High Yield Fund and Strategic Income Fund may invest up to 100% of their assets in certain types of mortgage-related securities. High Yield Fund may invest up to 35% of its total assets in mortgage-related securities. Investments in mortgage-related securities involve certain risks. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and
(2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. Early prepayment may expose a Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on mortgage-backed securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

U.S. Government Securities. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as obligations of FNMA); and still others are backed only by the credit of the instrumentality (such as obligations of FHLMC), and thus may be subject to varying degrees of credit risk. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Investors also should refer to the discussion of 'Mortgage-Related Securities.'

Investment  Techniques

Borrowing. Bank and Thrift Fund may borrow money from banks to obtain short-term credits as are necessary for the clearance of securities transactions, but not in an amount exceeding 15% of its total assets. All Funds except Bank and Thrift may borrow from banks solely for temporary or emergency purposes up to certain amounts (10% of total assets in the case of Government Securities Income Fund, 5% of total assets in the case of MagnaCap Fund and High Yield Fund, and 33 1/3% of total assets in the case of MidCap Value Fund, LargeCap Value Fund, Asia-Pacific Equity Fund and Strategic Income Fund). Government Securities
Income Fund may not make any additional investment while any such borrowings exceed 5% of its total assets. The Government Securities Income Fund's entry into reverse repurchase agreements and dollar-roll transactions and any Fund's entry into delayed delivery transactions (including those related to pair-offs) shall not be subject to the above limits on borrowings. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value (NAV) of a Fund, and money borrowed will be subject to interest costs.

Foreign Currency Transactions. Substantially all of the assets of the Asia-Pacific Equity Fund will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares. The Asia-Pacific Equity Fund ordinarily will not engage in hedging transactions to guard against the risk of currency fluctuation. However, the Fund reserves the right to do so, and, toward this end, may enter into forward foreign currency contracts. This investment technique is described in the Statement of Additional Information.

Dollar Roll Transactions. Government Securities Income Fund and Strategic Income Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC in order to enhance portfolio returns and manage prepayment risks. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When it enters into a dollar roll transaction, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets in a dollar amount sufficient to make payment for the obligations to be repurchased. These securities are marked to market daily and are maintained until the transaction is settled.

Lending Portfolio Securities. In order to generate additional income, MagnaCap Fund, High Yield Fund, Strategic Income Fund and Government Securities Income Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. The borrower at all times during the loan must maintain with that Fund cash or high quality securities or an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Pairing Off Transactions. Government Securities Income Fund and Strategic Income Fund engages in a pairing-off transaction when it commits to purchase a security at a future date, and then the Fund 'pairs-off' the purchase with a sale of the same security prior to or on the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets equal to the value of the outstanding purchase commitments. When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Whether a pairing-off transaction produces a gain for the Fund depends upon the movement of interest rates. If interest rates decease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a gain. However, if interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Reverse Repurchase Agreements. Government Securities Income Fund and Strategic Income Fund may enter into reverse repurchase agreement transactions, which involve the sale of U.S. Government Securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions and avoid liquidation of portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated account with its custodian cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with the Fund's other borrowings, may not exceed 33 1/3% of the Fund's total assets.

Use of Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in highly leveraging derivatives, such as interest-only or principal-only stripped mortgage-backed securities or swaps. In the case of MidCap Value Fund, LargeCap Value Fund and Asia-Pacific Equity Fund, it is expected that derivatives will not ordinarily be used for any of the Funds, but a Fund may make occasional use of certain derivatives for hedging. For example, MidCap Value Fund, LargeCap Value Fund and Asia-Pacific Equity Fund may purchase put options, which give the Fund the right to sell a security it holds at a specified price. A Fund would purchase an option to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the 'strike price' for the option. The Funds will not engage in any other type of options transactions.

Another use of derivatives that only may be employed by the Asia-Pacific Equity Fund is to enter into forward currency contracts and foreign exchange futures ('futures') contracts, which provide for delivery of a certain amount of foreign currency to the Fund on a specified date. The Fund would enter into a forward currency or futures contract when it intends to purchase or sell a security denominated in a foreign currency and it desires to 'lock in' the U.S. dollar price of the security. The Funds will not engage in any other type of forward contracts or futures contracts. For additional information on options and foreign currency contracts, see 'Supplemental Discussion of Risks Associated with the Funds' Use of Investment Policies and Investment Techniques--Options on Securities' and '--Foreign Currency Exchange Transactions' in the Statement of Additional Information.

Government Securities Income Fund, Strategic Income Fund and High Yield Fund may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including GNMA, FNMA, and FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. For information on mortgage-backed securities, see 'Investment Practices and Risk Considerations--Mortgage-Related Securities' in this Prospectus, 'Investment Objectives and Policies--U.S. Government Securities' in Government Securities Income Fund's Statement of Additional Information, and 'Investment Objectives and Policies--Mortgage-Related Securities' in High Yield Fund's Statement of Additional Information.

Other uses of derivatives that may be employed only by High Yield Fund and Strategic Income Fund include writing covered call options; purchasing call options; and engaging in financial futures and related options. It is expected that these instruments ordinarily will not be used for High Yield Fund or Strategic Income Fund; however, the Fund may make occasional use of these techniques. When a Fund writes a covered call option, it receives a premium for entering into a contract to sell a security in the future at an agreed upon price and date. A Fund would write a call option if it believes that the premium would increase total return. The primary risk of writing call options is that, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price. A Fund may purchase call options for the purpose of 'closing out' a position on a security on which it has already written a call option.

High Yield Fund and Strategic Income Fund also may use financial futures contracts and related options for 'hedging' purposes. A Fund would purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. A risk of using financial futures contracts for hedging purposes is that the Investment Manager might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities. For information on options on securities and financial futures and related options, see 'Investment Objectives and Policies--Option Writing' and '--Financial Futures Contracts and Related Options' in High Yield Fund's Statement of Additional Information.

                     DIVERSIFICATION AND CHANGES IN POLICIES

Each Fund is diversified, so that with respect to 75% of its assets, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The first sentence in the description of each Fund under 'The Funds' Investment Objectives and Policies,' above, states the Fund's investment objectives. These investment objectives are 'fundamental.' The other investment policies of Government Securities Income Fund described in the first paragraph under 'The Funds' Investment Objectives and Policies--Government Securities Income Fund' are also 'fundamental.' Fundamental policies may only be changed with the approval of a majority of shareholders of the pertinent Fund. Unless otherwise specified, other investment policies of any of the Funds may be changed by the Board of Directors of that Fund without shareholder approval. Each Fund is subject to investment restrictions that are described in that Fund's Statement of Additional Information under 'Investment Restrictions.' Some of those restrictions are designated as 'fundamental.' These fundamental restrictions as well as the diversified status of each Fund require a vote of a majority of the shareholders of the relevant Fund to be changed.

                              YEAR 2000 COMPLIANCE

Like other financial organizations, the Funds could be adversely affected if the computer systems used by the Investment Manager and the Funds' other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. The Investment Manager is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies, generally.

                                SHAREHOLDER GUIDE

Pilgrim America Purchase OptionsTM

Depending upon the Fund, you may select from two or three separate classes of shares: Class A, Class B and Class M, each of which represents an identical interest in a Fund's investment portfolio but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.


                                                                Class A        Class B       Class M(1)

Maximum Initial Sales Charge on Purchases
    Bank and Thrift Fund......................................   5.75% (2)      None          N/A

    MagnaCap Fund, MidCap Value Fund, LargeCapValue Fund,
     Asia-Pacific Equity Fund.................................   5.75% (2)      None          3.50%

    Strategic Income Fund                                        4.75%(2)       None          N/A

    High Yield Fund and Government Securities Income Fund.....   4.75% (2)      None          3.25%
CDSC..........................................................   None (3)       5.00% (4)     None
Annual Distribution Fees (5)..................................   0.25% (6)      1.00%         0.75%
Maximum Purchase..............................................   Unlimited     $250,000      $1,000,000
Automatic Conversion to Class A...............................   N/A            8 Years       N/A


     (1) Bank and Thrift Fund and Strategic Income Fund do not offer Class M shares.

     (2)  Imposed upon purchase. Reduced for purchases of $50,000 or more.

     (3) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See 'Class A Shares: Initial Sales Charge Alternative.

     (4) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares:
          Deferred Sales Charge Alternative.

     (5)  Annual asset-based  distribution  charge.

     (6)  MagnaCap Fund imposes an annual distribution fee of 0.30%.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your Authorized Dealer.

Class A Shares: Initial Sales Charge Alternative. Class A shares of the Funds are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see 'Special Purchases without a Sales Charge' and 'Reduced Sales Charges.'

             Bank and Thrift Fund, MagnaCap Fund, MidCap Value Fund,
                LargeCap Value Fund and Asia-Pacific Equity Fund

                                                                                         Dealers'
                                                                                            Reallowance
                                                          As a % of Offering    As a % of   as a % of
Amount of Transaction                                      Price Per Share        NAV       Offering Price

Less than $50,000.....................................         5.75%              6.10%       5.00%
$50,000 but less than $100,000........................         4.50%              4.71%       3.75%
$100,000 but less than $250,000.......................         3.50%              3.63%       2.75%
$250,000 but less than $500,000.......................         2.50%              2.56%       2.00%
$500,000 but less than $1,000,000.....................         2.00%              2.04%       1.75%


                     High Yield Fund, Strategic Income Fund
                      and Government Securities Income Fund

                                                                                            Dealers'
                                                                                               Reallowance as
                                                      As a % of Offering         As a % of     a % of
Amount of Transaction                                  Price Per Share             NAV         Offering Price
Less than $50,000.................................          4.75%                  4.99%        4.25%
$50,000 but less than $100,000....................          4.50%                  4.71%        4.00%
$100,000 but less than $250,000...................          3.50%                  3.63%        3.00%
$250,000 but less than $500,000...................          2.50%                  2.56%        2.25%
$500,000 but less than $1,000,000.................          2.00%                  2.04%        1.75%


There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                                        Dealer            Period During
On Purchases of:                                                            CDSC      Allowance        Which CDSC Applies
$1,000,000 but less than $2,500,000.....................................   1.00%        1.00%                2 Years
$2,500,000 but less than $5,000,000.....................................   0.50%        0.50%                1 Year
$5,000,000 and over.....................................................   0.25%        0.25%                1 Year


Class B Shares: Deferred Sales Charge Alternative. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Funds are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A or Class M shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class M shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

Year of
Redemption
After Purchase                                                         CDSC

    First...........................................................    5%
    Second..........................................................    4%
    Third...........................................................    3%
    Fourth..........................................................    3%
    Fifth...........................................................    2%
    Sixth...........................................................    1%
    Seventh and following...........................................    0%


To determine the CDSC payable on redemptions of Class B shares, the Funds will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see the Statement of Additional Information.

Class M Shares: Lower Initial Sales Charge Alternative. An investor who purchases Class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to Class A shares and does not pay any CDSC upon redemption. Class M shares have a higher annual distribution fee than Class A shares, but lower than Class B. The higher distribution fees mean a higher expense ratio than Class A but lower than Class B. Class M shares pay correspondingly lower dividends and may have a lower NAV per share than Class A shares, but generally pay higher dividends and have a higher NAV per share than Class B shares. Orders for Class M shares in excess of $1,000,000 will be accepted as orders for Class A shares or declined. The public offering price of Class M shares is the NAV of each Fund plus a sales charge, which, as set forth below, varies based on the size of the purchase:


                        MagnaCap Fund, MidCap Value Fund,
                LargeCap Value Fund and Asia-Pacific Equity Fund

                                                                                                         Dealers'
                                                                                                       Reallowance
                                                                    As a % of Offering   As a % of      as a % of
Amount of Transaction                                                 Price Per Share       NAV        Offering Price

Less than $50,000...............................................           3.50%             3.63%        3.00%
$50,000 but less than $100,000..................................           2.50%             2.56%        2.00%
$100,000 but less than $250,000.................................           1.50%             1.52%        1.00%
$250,000 but less than $500,000.................................           1.00%             1.01%        1.00%
$500,000 and over...............................................           None             None         None




              High Yield Fund and Government Securities Income Fund

                                                                                                         Dealers'
                                                                                                     Reallowance
                                                                    As a % of Offering  As a % of       as a % of
Amount of Transaction                                                 Price Per Share     NAV          Offering Price

Less than $50,000...............................................          3.25%             3.36%         3.00%
$50,000 but less than $100,000..................................          2.25%             2.30%         2.00%
$100,000 but less than $250,000.................................          1.50%             1.52%         1.25%
$250,000 but less than $500,000.................................          1.00%             1.01%         1.00%
$500,000 and over...............................................          None              None          None


Class M are not offered by Bank and Thrift Fund and Strategic Income Fund and do not convert to Class A.

Reduced Sales Charges. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of a Fund or other open-end funds in the Pilgrim America Funds which offer Class A shares, Class M Shares, or shares with front-end sales charges ('Participating Funds') by completing the Letter of Intent section of the Application. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim America Funds (excluding Pilgrim America General Money Market Shares) ('Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and (v) by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim America Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

Waivers of CDSC. The CDSC on Class A or Class B shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

        1) The CDSC on Class A or Class B shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of each Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability.

        2) The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

        3) The CDSC also will be waived in the case of a total or partial redemption of shares in a Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

Reinstatement Privilege. Class B shareholders who have redeemed their shares in any open-end Pilgrim America Fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.

To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See 'Tax Considerations' in the Statement of Additional Information.

Special Purchase without a Sales Charge. Class A or Class M shares may be purchased at NAV without a sales charge by:

          1) Class A or Class M shareholders who have redeemed their shares in any open-end Pilgrim America Fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

          2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and which unaffiliated fund was: with respect to purchases of Bank and Thrift Fund, a fund invested primarily in financial services entities; with respect to purchases of MagnaCap Fund, a domestic growth fund; with respect to purchases of the MidCap Value Fund, a mid-cap fund; with respect to purchases of the LargeCap Value Fund, a large-cap fund; with respect to purchases of the Asia-Pacific Equity Fund, a fund investing in companies based in the Asia-Pacific region; with respect to purchases of High Yield Fund, a high yield bond fund; with respect to Strategic Income Fund, a strategic income fund; and with respect to purchases of Government Securities Income Fund, a government securities fund.

          3) Any charitable organization or governmental entity that has determined that a Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

          4) Officers, directors and full-time employees, and their families of Pilgrim America Capital Corporation (Pilgrim America) and its subsidiaries.

          5)   Certain fee based  broker-dealers  or registered  representatives
               thereof  or   registered   investment   advisers   under  certain
               circumstances making investments on behalf of their clients.

          6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim America Fund distributed by the Distributor or from Pilgrim America Prime Rate Trust.

          7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under 'Pilgrim America Purchase Options(Trademark)--Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.

          8) Broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins).

          9) Broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim America Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim America Funds.

          10) Accounts as to which a banker or broker-dealer charges an account management fee ('wrap accounts').

          11) Any registered investment company for which PAII serves as investment manager.

       The Funds may terminate or amend the terms of offering shares at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information.


Incentives. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Funds and other open-end Pilgrim America Funds. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personal, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds or other open-end Pilgrim America Funds and/or other events sponsored by Authorized Dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

Rule 12b-1 Plan. Each Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of that Fund (Rule 12b-1 Plan). Under the Rule 12b-1 Plan, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class M shares.

       Distribution and Servicing Fees As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Funds and in connection with services rendered to shareholders of each Fund, each Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to that class):

   Class A Shares
                                              Servicing         Distribution
   Fund                                          Fee                Fee

   Bank and Thrift Fund, MidCap
   Value Fund, LargeCap Value Fund,
   Asia-Pacific Equity Fund                      0.25%              n/a*

   MagnaCap Fund                                 0.25%              0.05%

   High Yield Fund,
     Strategic Income Fund and
     Government Securities Income Fund           0.25%              n/a

     *Subject to increase by action of the Fund's Directors to a rate not exceeding .10% per annum.


Class B Shares
                                           Servicing         Distribution
Funds                                        Fee                  Fee

All Funds                                     0.25%              0.75%


Class M Shares
                                           Servicing         Distribution
Fund                                         Fee                  Fee

All Funds except Bank and Thrift
Fund and Strategic Income Fund                0.25%              0.50%*


     *Subject to increase by action of the Fund's Directors to a rate not exceeding 0.75% per annum.


Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class M shares of the Funds, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers. With respect to Class A shares of MagnaCap Fund, High Yield Fund and Government Securities Income Fund, the Distributor will be reimbursed for its actual expenses incurred under the 12b-1 Plan. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $ __________ for MagnaCap Fund (0. __% of its net assets), $ _________ for High Yield Fund (0.%__ of its net assets), and $ _________ for Government Securities Income Fund ( ___% of its net assets) as of June 30, 1998. With respect to Class A shares of all other Funds and the Class B and Class M shares of each Fund, the Distributor will receive payment without regard to actual distribution expenses that it incurs. Fees paid by one of the Funds under the Rule 12b-1 Plan may be used to finance distribution of the shares of that Fund and the servicing of shareholders of the Fund as well as the other Pilgrim America Funds.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.

Class A and B Shares
                                            Servicing
Fund                                          Fee

All Funds                                     .25%



Class M Shares
                                              Servicing         Distribution
Fund                                            Fee                  Fee
Magna Cap Fund, MidCap
Value Fund, LargeCap Value Fund,
Asia-Pacific Equity Fund                       .25%              .40%

High Yield Fund and Government
Securities Income Fund                         .25%              .15%



Payments are calculated as a percentage of the Fund's average daily NAV attributed to each class of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and on the anniversary date in the 1st month following the date of purchase of Class M shares, and they cease upon exchange (or purchase) into Pilgrim America General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Other Expenses. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

Purchasing Shares

Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.

The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's).


        Method                          Initial Investment                               Additional Investment

By contacting your        The minimum initial investment in a Fund is           The minimum for additional investment in a
Authorized Dealer         $1,000 ($250 for IRAs).                               Fund is $100.

By Mail                   Visit or consult an Authorized Dealer.                Visit or consult your Authorized Dealer.
                          Make your check payable to the Pilgrim                Fill out the Account Additions form
                          America Funds and mail it, along with a               included on the bottom of your account
                          completed Application, to the address                 statement along with your check payable to
                          indicated on the Application. Please                  the Fund and mail them in the envelope
                          indicate an Authorized Dealer on the New              provided with the account statement.
                          Account Application.                                  Remember to write your account number on
                                                                                the check.

By wire                   Call the Pilgrim America Operations Department        Call the Pilgrim America Operations Dept.
                          at (800) 336-3436 to obtain an account                at (800) 336-3436 to obtain a wire
                          number and indicate an Authorized Dealer on           reference number. Give that number to your
                          the account. Instruct your bank to wire               bank and have them wire the funds in the
                          funds to the Fund in care of:                         same manner described under 'Initial
                          Investors Fiduciary Trust Co.                         Investment.'
                          ABA #101003621
                          Kansas City, MO
                          credit to:
                          Pilgrim
                                               (Fund)
                          A/C #751-8315; for further credit to:
                          Shareholder A/C
                           #

                          (A/C # you received over the telephone)
                          Shareholder Name:
                                      (Your Name Here)

                          After wiring funds you must complete the New Account Application and send it to:
                          Pilgrim America Funds.
                          P.O. Box 419368
                          Kansas City, MO 64141-6368


The Funds and the Distributor reserve the right to reject any purchase order. Please note third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Investment Manager reserves the right to waive minimum investment amounts.


Price of Shares. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of each Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of a Fund's shares are effected at that Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close regular trading on the New York Stock Exchange, (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Determination of Net Asset Value. The NAV of each class of each Fund's shares will be determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of each Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of each Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see each Fund's Statement of Additional Information.

Pre-Authorized Investment Plan. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 992-1080.

Retirement Plans. The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ('IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-1080. IFTC currently receives a $12 custodian fee annually for the maintenance of such accounts.

Telephone Orders. The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

Exchange Privileges and Restrictions. An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Transfer Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of a Fund may be exchanged for shares of that same class of any other open-end Pilgrim America Fund other than Pilgrim America General Money Market Shares ('Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of a Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of an open-end Pilgrim America Fund of the same class as the original shares acquired. Shares of a Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders exercising the exchange privilege with any other open-end Pilgrim America Funds should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the New Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

Systematic Exchange Privilege. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim America Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

How to Redeem Shares

Shares of each Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.


           Method                                                   Procedures

Redemption By Contacting           Your  Authorized  Dealers may  communicate  redemption
  Authorized Dealer                orders by wire or telephone to the Distributor.  These
                                   firms may charge for their  services  in  connection  with your  redemption request, but neither the Funds nor the Distributor imposes any such charge.

Redemption By Mail                 A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signature guarantee by an eligible guarantor. It will also be necessary for corporate investors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form. A suggested form of such certification is provided on the New Account Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New
                                   Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the Shareholder Servicing Agent at (800) 992-1080.

Expedited Redemption               The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $100,000) mailed to an address which has been on record with the Pilgrim America Funds for at least 30 days. This privilege is automatically assigned to you unless you check the box on the New Account Application which signifies that you do not wish to utilize such option. The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. But, this aspect of the Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application. Under normal circumstances, proceeds will be transmitted to your bank on the second business day following receipt of your instructions, provided redemptions may be made. To effect an
                                   Expedited Redemption, please call the Transfer Agent at (800) 992-0180 and select option 3. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option is not available for retirement accounts.


Systematic Withdrawal Plan. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.

Payments. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within seven days after receipt by the Transfer Agent of a written request in good order. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                             MANAGEMENT OF THE FUNDS

More about the Funds. Bank and Thrift Fund is the single series of Pilgrim America Bank and Thrift Fund, Inc., which is a registered investment company that was incorporated in Maryland in November, 1985 as a closed-end, diversified management investment company. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund and since October 17, 1997, the Fund has operated as an open-end fund.

MagnaCap Fund and High Yield Fund are series of Pilgrim America Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969.

MidCap Value Fund, LargeCap Value Fund, Asia-Pacific Equity Fund and Strategic Income Fund are series of Pilgrim America Advisory Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in April, 1995.

Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984.

Each Fund is governed by its Board of Directors, which oversees the operations of the Fund. The majority of Directors are not affiliated with the Investment Manager.

Investment Manager. The Investment Manager has overall responsibility for the management of the Funds. Each Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide or oversee all investment advisory and portfolio management services for the Fund. Each agreement also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Manager provides the Funds with office space, equipment and personnel necessary to administer the Funds. Each agreement with the Investment Manager can be canceled by the Board of Directors of each Fund upon 60 days written notice. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange Commission. The Investment Manager acquired certain assets of the previous adviser to the Funds in a transaction that closed on April 7, 1995.

The Investment Manager and Pilgrim America Securities, Inc. (Distributor), the Funds' principal underwriter, are indirect, wholly owned subsidiaries of Pilgrim America Capital Corporation (NASDAQ: PACC). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts. For more information on Pilgrim America Capital Corporation please see the Statement of Additional Information.

The Investment Manager bears its expenses of providing the services described above. Bank and Thrift Fund pays the Investment Manager a fee at an annual rate of 1.00% of the first $30,000,000 of average daily net assets, 0.75% of the next $95,000,000 of average daily net assets, and 0.70% of average daily net assets in excess of $125,000,000. These fees are computed and accrued daily and paid monthly.

MagnaCap Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average daily net assets of the Fund up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million.

High Yield Fund and Strategic Income Fund each pay the Investment Manager a fee at an annual rate of 0.60% of the average daily net assets of the Fund. LargeCap Value Fund and MidCap Value Fund each pay the Investment Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets, and the Asia-Pacific Fund pay the Investment Manager a fee at an annual rate of 1.25% of the Fund's average daily net assets.

Government Securities Income Fund pays the Investment Manager a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess of $1 billion. The agreement with the Investment Manager for the Government Securities Income Fund provides that the Investment Manager will reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of that Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval.

The Investment Manager has entered into expense limitation agreements with respect to certain of the Funds, pursuant to which the Investment Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed: 0.75% for High Yield Fund and Strategic Income Fund; 1.50% for LargeCap Value Fund and MidCap Value Fund; and 1.75% for Asia-Pacific Equity Fund.

The expense limitation agreements provide that these expense limitations shall continue until December 31, 1998 for High Yield Fund, LargeCap Value Fund, MidCap Value Fund and Asia-Pacific Equity Fund, and until December 31, 1999 for Strategic Income Fund. The Investment Manager may extend, but may not shorten, the period of these limitations without the consent of the Funds, so long as the extension is at the same expense limitation amount discussed above. Each Fund described above will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. Each expense limitation agreement will terminate automatically upon termination of the respective investment management agreement with the Investment Manager, and may be terminated by the Investment Manager or the Fund upon 90 days written notice.

The Portfolio Managers. For Asia-Pacific Equity Fund and MidCap Value Fund, the Investment Manager has engaged two of the most respected institutional investment advisers in the world. For portfolios similar to these Funds, these firms usually require large investment minimums to open an account, and their services for these types of portfolios are typically available only to wealthy individuals and large institutional clients. The Portfolio Managers have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Asia-Pacific Equity Fund. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively, HSBC) serve jointly as Portfolio Manager to the Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc (founded as the Hong Kong and Shanghai Banking Corporation in
1865) which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management manages over approximately $49 billion of assets worldwide for a wide variety of institutional, retail and private clients, with a minimum investment size for private accounts of $10 million for Asia-Pacific investors. HSBC Asset Management has advisory operations in Hong Kong and Singapore, among other locations. Its parent company has over a century of operations in local economies throughout the Asia-Pacific region.

Fredric Lutcher III, Managing Director, Chief Financial Officer, HSBC Americas, Ian Burden, Chief Investment Officer, HSBC Hong Kong, and Man Wing Chung, Director, HSBC Hong Kong, are primarily responsible for portfolio management of Asia-Pacific Equity Fund. Mr. Lutcher joined HSBC in 1997, and has over 20 years of investment experience. Prior to joining HSBC, Mr. Lutcher was with Merrill Lynch Asset Management. Mr. Burden has been with HSBC for 17 years, and has 24 years investment experience. Mr. Chung has been with HSBC for 5 years, and has 10 years investment experience.

MidCap Value Fund. Cramer Rosenthal McGlynn, LLC. (CRM) serves as Portfolio Manager to the MidCap Value Fund. CRM's predecessor was founded in 1973 to manage portfolios for a select number of high net worth individuals and their related foundations, endowment funds, pension plans and other entities, and CRM currently manages approximately $4 billion for more than 200 individual and institutional clients, with a minimum investment size for private accounts of $5 million. The three founding principals of CRM have each spent over 35 years in the investment business. The firm has managed investments in small and middle capitalization companies for __ years. Accounts managed by Cramer Rosenthal own in the aggregate approximately ____% of the outstanding voting securities of Pilgrim America.

Gerald B. Cramer, Chairman of CRM, Edward D. Rosenthal, Vice Chairman of CRM, Ronald H. McGlynn, Manager, President and Chief Executive Officer of CRM, Jay B. Abramson, Executive Vice President and Director of Research of CRM, and Michael Prober, Portfolio Manager and Research Analyst, are primarily responsible for portfolio management of MidCap Value Fund. Messrs. Cramer, Rosenthal and McGlynn founded CRM's predecessor in 1973. Mr. Abramson has been with CRM or its predecessor for 13 years. Mr. Prober has been with CRM for 6 years.


Each Portfolio Manager serves the pertinent Fund under an agreement with the Investment Manager. Each Portfolio Manager has discretion to purchase and sell securities for the portfolio of its respective Fund in accordance with that Fund's objectives, policies and restrictions. Although the Portfolio Managers are subject to the general supervision by the Board of Directors and the Investment Manager, the Board and/or the Investment Manager do not evaluate the investment merits of specific securities transactions. The agreement with each Portfolio Manager may be terminated by the Board of Directors of the Funds, by the Investment Manager or by the Portfolio Manager. Thus, it is possible that in the future, one or more of the current Portfolio Managers would no longer be engaged for a Fund. It is not anticipated that Portfolio Managers will be replaced in the ordinary course of operations.

As compensation for their services to the Funds, the Investment Manager (and not the Fund) pays HSBC and CRM fees at annual rates of 0.50% of the average daily net assets of the Asia-Pacific Equity and MidCap Value Funds, respectively.

Investment Personnel.

Howard N. Kornblue, Senior Vice President, Head of Equity and Senior Portfolio Manager for the Investment Manager. Mr. Kornblue is a co-manager of MagnaCap Fund and has served as a portfolio manager of MagnaCap Fund since 1989. Prior to joining Pilgrim America Group (and its predecessor) in 1986, Mr. Kornblue was Vice President, Director of Research and Portfolio Manager at First Wilshire Securities Management; supervised mergers and acquisitions for Getty Oil Company; was portfolio manager and research analyst in both the fixed-income and equity departments for Western Asset Management Company; and was research analyst and pension fund manager at Southern California Edison Company. Mr. Kornblue received a B.S. from U.C.L.A., and M.S. and M.B.A. from U.S.C.

Carl Dorf, C.F.A., Senior Vice President and Senior Portfolio Manager of Bank and Thrift Fund has been managing the Fund's portfolio since January 1991, when he joined the Investment Manager's predecessor. Mr. Dorf is also a Senior Vice President of the Investment Manager. Prior to joining the Investment Manager's predecessor, he was a principal of Dorf & Associates Investment Counsel. His 30 plus years of portfolio management and research experience include positions with Moody's Investors Service, Inc., as an analyst in the Banking & Finance Department; with Nuveen Corp. as a financial securities analyst; with Loews Corp. as a fund manager with responsibility for $150 to $250 million in utility and financial stocks; with BA Investment Management Corp. as a senior financial stock analyst; and with RNC Capital Management as manager of 150 individual, pension, and profit-sharing accounts. A Chartered Financial Analyst, Mr. Dorf earned both BBA/Finance and Investments and MBA/Finance and Investments degrees from the Bernard Baruch School of Business and Public Administration, The City College of New York.

G. David Underwood, Vice President, Director of Research and Senior Portfolio Manager for the Investment Manager, is a co-manager of MagnaCap Fund and Portfolio Manager of LargeCap Value Fund. Prior to joining the Investment Manager in December, 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager and two years with C.S. McKee Investment Advisors as a Portfolio Manager. A Chartered Financial Analyst and past president of the Pittsburgh Society of Financial Analysts, Mr. Underwood received his B.S. degree from Arizona State University and has done graduate work in economics and finance at Washington and Jefferson College. He is a graduate of Pennsylvania Bankers Trust School.

Jeffery B. Cross, Vice President of the Investment Manager, is a co-manager of MagnaCap Fund. Mr. Cross joined Pilgrim America in August 1997 from Delta Ventures Financial Council, Inc., where he was in charge of equity analysis. Prior to joining Delta Ventures in 1991, he was executive vice president of a manufacturing engineer consulting firm. Mr. Cross began his business career in the 1970's working as a junior equity analyst for John Cross & Associates, an SEC-registered investment advisor in Cincinnati, Ohio. He is an advisory director of the CAD Institute. Mr. Cross has three Magna Cum Laude Bachelor of Science degrees from Miami University, Oxford, Ohio, in Chemistry, Physics, and Mathematics. He has a masters degree from Stanford University and has done post-graduate work in business and chemical engineering at Arizona State University.

Howard Tiffen, Senior Vice President and Senior Portfolio Manager of the Investment Manager, serves as a co-manager of Strategic Income Fund. He is also the President, Chief Operating Officer and Senior Portfolio Manager of Pilgrim America Prime Rate Trust, another fund managed by the Investment Manager. He has had primary responsibility for investment management of various divisions of Bank of America (and its predecessor, Continental Bank).

Kevin G. Mathews, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has served as Portfolio Manager of High Yield Fund since June 1995 serves as the Allocation Manager for Strategic Income Fund and also served as Portfolio Manager of Government Securities Income Fund from June 1995 through September 1996. Prior to joining the Investment Manager, Mr. Mathews was a Vice President and Senior Portfolio Manager with Van Kampen American Capital. Since 1987, Mr. Mathews' responsibilities included the management of open-end high yield bond funds, two New York Stock Exchange listed closed-end bond funds, variable annuity high yield products and individual institutional high yield asset managed accounts. In a prior position, Mr. Mathews was a high yield portfolio fixed income credit analyst. Mr. Mathews received a B.A. from the University of Illinois and an M.B.A. from Drake University.

Charles G. Ullerich, Vice President of the Investment Manager, has served as Portfolio Manager of Government Securities Income Fund since September 1996 and served as Assistant Portfolio Manager of that Fund from August 1995 to September 1996. Mr. Ullerich also serves as co-manager of Strategic Income Fund. Prior to joining Pilgrim America Group, Mr. Ullerich was Vice President of Treasury Services for First Liberty Bank of Macon, GA, where he was Portfolio Manager for a conservatively-managed $150 million mortgage and treasury securities portfolio, since 1991. Before that, he was an internal auditor for Georgia Federal Bank in Atlanta. Mr. Ullerich received a B.S. from Arizona State University, and he holds the professional designations of Chartered Financial
Analyst and Certified Internal Auditor. He is Past President of the Georgia Chapter of the Arizona State University Alumni Association.

Distributor. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of a Fund material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund.

Shareholder Servicing Agent. Pilgrim America Group, Inc. serves as Shareholder Servicing Agent for the Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

Portfolio Transactions. The Investment Manager, or Portfolio Manager in the case of MidCap Value Fund and Asia-Pacific Equity Fund, will place orders to execute securities transactions that are designed to implement each Fund's investment objectives and policies. The Investment Manager, or Portfolio Manager, will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ('brokers') that provide 'best execution' of these orders. In placing purchase and sale transactions, the Investment Manager, or Portfolio Managers, may consider brokerage and research services provided by a broker to Portfolio Manager or the Investment Manager or their affiliates, and a Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager or Portfolio Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with a Portfolio Manager or the Investment Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, the Investment Manager or Portfolio Manager may place securities transactions with brokers that provide certain services to a Fund. The Investment Manager or Portfolio Manager also may consider a broker's sale of Fund shares if the Investment Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

Dividends and Distributions. In the case of Bank and Thrift Fund, MidCap Value Fund, LargeCap Value Fund, and Asia-Pacific Equity Fund, dividends and distributions from net investment income and capital gains, if any, will be paid at least annually. MagnaCap Fund makes semi-annual payments from net investment income and one or more payments from net realized capital gains, if any. High Yield Fund, Strategic Income Fund and Government Securities Income Fund each have a policy of paying monthly dividends from their net investment income, and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by a Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.

You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A, B or M account in a Fund invested into a Pilgrim America Fund which offers Class A, B or M shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim America Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim America Fund which offers Class A, B, or M shares. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.

Federal Taxes. Each Fund intends to operate as a 'regulated investment company' under the Internal Revenue Code. To qualify, a Fund must meet certain income, asset diversification and distribution requirements. In any fiscal year in which a Fund so qualifies and distributes to shareholders all of its taxable income, the Fund itself generally is relieved of federal income and excise taxes.

Dividends paid out of a Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. The Funds expect that distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends should be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, but the rate of tax will depend on the Fund's holding period for the assets whose sale results in the gain.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Asia-Pacific Equity Fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce a Fund's investment income.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

                             PERFORMANCE INFORMATION

From time to time, a Fund may advertise its average annual total return over various periods of time as well as the Fund's current yield. The total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. The figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance. The Fund will compute its yield by dividing its net investment income per share during a 30-day base period by the maximum offering price on the last day of the base period. This 30-day yield is then compounded over six monthly periods and multiplied by two to provide an annualized yield.

A Fund may also publish a distribution rate in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

                             ADDITIONAL INFORMATION

More about the Funds. Each Fund's Articles of Incorporation permit the Directors to authorize the creation of additional series, each of which may issue separate classes of shares. A Fund may be terminated and liquidated under certain circumstances.

Shareholders have certain voting rights. Each share of each Fund is given one vote. Matters such as approval of new investment advisory agreements and changes in fundamental policies of a Fund will require the affirmative vote of the shareholders of that Fund. Matters affecting a certain class of a Fund will only be voted on by shareholders of that particular class and Fund. The Funds are not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.

                      PILGRIM AMERICA BANK AND THRIFT FUND.
                          PILGRIM AMERICA MAGNACAP FUND
                        PILGRIM AMERICA MIDCAP VALUE FUND
                       PILGRIM AMERICA LARGECAP VALUE FUND
                    PILGRIM AMERICA ASIA-PACIFIC EQUITY FUND
                         PILGRIM AMERICA HIGH YIELD FUND
                      PILGRIM AMERICA STRATEGIC INCOME FUND
                    PILGRIM GOVERNMENT SECURITIES INCOME FUND


           40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004
                                 1-800-992-0180

                                Table of Contents

                                                                            Page
THE FUNDS.............................................................

THE FUNDS AT A GLANCE.................................................

SUMMARY OF EXPENSES...................................................

FINANCIAL HIGHLIGHTS..................................................

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................

INVESTMENT PRACTICES AND RISK CONSIDERATIONS..........................

    All Funds: Diversification and Changes in Policies................

SHAREHOLDER GUIDE.....................................................
    Pilgrim America Purchase OptionsTM................................
    Purchasing Shares.................................................
    Exchange Privileges and Restrictions..............................
    Systematic Exchange Privilege.....................................
    How to Redeem Shares..............................................

MANAGEMENT OF THE FUNDS...............................................

DIVIDENDS, DISTRIBUTIONS AND TAXES....................................

PERFORMANCE INFORMATION...............................................

ADDITIONAL INFORMATION................................................

NEW ACCOUNT APPLICATION...............................................

                               Investment Manager
                        Pilgrim America Investments, Inc.
                      40 North Central Avenue, Suite 1200,
                           Phoenix, Arizona 85004-4408

                                   Distributor
                        Pilgrim America Securities, Inc.
                      40 North Central Avenue, Suite 1200,
                           Phoenix, Arizona 85004-4408

                           Shareholder Servicing Agent
                           Pilgrim America Group, Inc.
                      40 North Central Avenue, Suite 1200,
                           Phoenix, Arizona 85004-4408

                                 Transfer Agent
                                DST Systems, Inc.
                                 P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                    Custodian
                        Investors Fiduciary Trust Company
                                801 Pennsylvania
                           Kansas City, Missouri 64105

                                  Legal Counsel
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006

                              Independent Auditors
                              KPMG Peat Marwick LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017

                                   PROSPECTUS
                                November 1, 1998

                    PILGRIM GOVERNMENT SECURITIES INCOME FUND
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1998


Pilgrim Government Securities Income Fund, the sole series of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), is a diversified, open-end management investment company seeking high current income, consistent with liquidity and preservation of capital.


This document is not the Prospectus of the Fund and should be read in conjunction with that Prospectus dated November 1, 1998, which may be obtained without charge upon written request to the address above or by calling (800) 992-0180.


                                TABLE OF CONTENTS

                                                                          Page


Management of the Fund.......................................................2
Distribution Plan............................................................6
Supplemental Description of Investments and Techniques.......................9
Investment Restrictions.....................................................15
Portfolio Transactions......................................................16
Additional Purchase and Redemption Information..............................18
Determination of Share Price................................................23
Shareholder Services and Privileges.........................................23
Distributions...............................................................26
Tax Considerations..........................................................26
Performance Information.....................................................29
General Information.........................................................32
Financial Statements........................................................32

                             MANAGEMENT OF THE FUND


Board of Directors. The Fund is managed by its Board of Directors. The Directors and Officers of the Fund are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), by virtue of that person's affiliation with the Fund or Pilgrim America Investments, Inc., the Fund's investment manager (the "Investment Manager" or "PAII").

     Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 59.) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a director and/or trustee of each of the funds managed by the Investment Manager.

     John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age 66.) Director. Commissioner of Banking, State of Connecticut (January 1995
     - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992 - January 1995) and President of Security Savings and Loan (November 1989 - August 1992). Mr. Burke is also a director and/or trustee of each of the funds managed by the Investment Manager.

     Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 70.) Director. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994). Mr. Burton is also a director and/or trustee of each of the funds managed by the Investment Manager.

     Jock Patton, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 52.) Director. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993 - June 1997) and a partner and director of the law firm of Streich, Lang, P.A. (1972 -
     1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

     *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 49.) Chairman, Chief Executive Officer, and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. (since December 1994); Chairman, PAII (since December 1994); Director, Pilgrim America Securities, Inc. (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim America Advisory Funds, Inc. (formerly, Pilgrim America Masters Series, Inc.) and Pilgrim America Investment Funds, Inc. (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Prime Rate Trust (since April
     1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim America") (since August 1990).

The Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out of pocket expenses. During the fiscal year ended June 30, 1998, the Fund paid an aggregate of $_____ to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.


Compensation of Directors


The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1998. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.


                               Compensation Table

                         Fiscal Year Ended June 30, 1998



                                                                              Pension or                        Total
                                                                              Retirement                     Compensation
                                                                               Benefits       Estimated          From
                                                              Aggregate        Accrued         Annual         Registrant
                                                            Compensation      As Part of      Benefits         and Fund
                                                                from             Fund           Upon         Complex Paid
Name of Person, Position                                      Registrant       Expenses      Retirement      to Directors

Mary A Baldwin, Director (1)(4)..........................         $               N/A             N/A             $
                                                                                                              (5 boards)

John P. Burke, Director(2)(4) ..........................          $               N/A             N/A             $
                                                                                                              (5 boards)

Al Burton, Director (3)(4)...............................         $               N/A             N/A             $
                                                                                                              (5 boards)

Bruce S. Foerster, Director (4)(5).......................         $               N/A             N/A             $
                                                                                                              (5 boards)

Jock Patton (4)(6).......................................         $               N/A             N/A             $
                                                                                                              (5 boards)

Robert W. Stallings, Director and                                 $0                                              $0
  Chairman (1)(7)........................................                         N/A             N/A         (5 boards)

1  Current Board member, term commencing April 7, 1995.
2  Commenced service as Trustee on May 5, 1997.
3  Board member since 1985.
4  Member of Audit Committee.
5 Mr. Foerster resigned as a Director of the Fund effective September 30, 1998. 6 Current Board member, term commencing August 28, 1995.
7 "Interested person", as defined in the Investment Company Act of 1940. As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.


Officers


          James R. Reis, Executive Vice President, and Assistant Secretary
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Director, Vice Chairman (since December 1994) and Executive Vice President (since April 1995), Pilgrim America Group, Inc. and PAII; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of PASI; Executive Vice President and Assistant Secretary of each of the other funds in the Pilgrim America Group of funds; Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April
          1993) and former President (May 1991 - December 1993), Pilgrim America (formerly Express America Holdings Corporation).

          Stanley D. Vyner, Executive Vice President
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 48.) Executive Vice President (since August 1996), Pilgrim America Group, Inc.; President and Chief Executive Officer (since August 1996), PAII; Executive Vice President of (since July 1996) of most of the funds in the Pilgrim America Group of Funds. Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

          James M. Hennessy, Executive Vice President and Secretary
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49.) Executive Vice President (since April 1998) and Secretary (since April
          1995), Pilgrim America (formerly, Express America Holdings Corporation), Pilgrim America Group, Inc., PAII, and PASI; Executive Vice President and Secretary of each of the funds in the Pilgrim America Group of funds. Presently serves or has served as an officer or director of other affiliates of Pilgrim America. Formerly, Senior Vice President, Pilgrim America, Pilgrim America Group, Inc., PAII and PASI (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

          Michael J. Roland, Senior Vice President and Principal Financial Officer 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Senior Vice President and Chief Financial Officer, PAGI, PAII, PASI (since June 1998) and Pilgrim America Financial (since August, 1998). He served in same capacity from January, 1995 - April, 1997. Chief Financial Officer of Endeaver Group (April, 1997 to June,
          1998).

          Charles G. Ullerich, Vice President and Portfolio Manager.
          40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 33.) Vice President, PAII (since February 1998). Formerly Assistant Portfolio Manager of Pilgrim Government Securities Income Fund, Inc. (August 1995 - September 1996) and Vice President, First Liberty Bank (April 1991 August 1995).

          Robert S. Naka, Vice President and Assistant Secretary
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 35.) Vice President, PAII (since April 1997) and Pilgrim America Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim America Group of Funds. Formerly Assistant Vice President, Pilgrim America Group, Inc. (August 1995 - February 1997). Formerly, Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

          Robyn L. Ichilov, Vice President and Treasurer
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 30) Vice President, PAII (since August 1997) and Pilgrim America Financial (since May 1998), Accounting Manager (since November 1995). Formerly Assistant Vice President and Accounting Supervisor for Paine Webber (June, 1993 - April, 1995).

Principal Shareholders. As of _____________,1998, the Directors and Officers of the Fund owned less than 1% of any class of the Fund's outstanding shares. As of _____________,1998, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except with respect to [TO BE PROVIDED BY AMENDMENT].

Investment Manager. The Investment Manager serves as investment manager to the Fund and has overall responsibility for the management of the Fund. The Investment Management Agreement between the Fund and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to four other registered investment companies (or series thereof) as well as privately managed accounts. As of , the Investment Manager had assets under management of approximately $___ billion.

The Investment Manager is a wholly-owned subsidiary of Pilgrim America Group, Inc., which itself is a wholly-owned subsidiary of Pilgrim America, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System (NASDAQ: PACC) and which is a holding company that through its subsidiaries engages in the financial services business.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all executive salaries and expenses of the Directors and Officers of the Fund who are employees of the Investment Manager or its affiliates and office rent for the Fund. Other expenses incurred in the operation of the Fund are borne by it, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Investment Manager or its affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses.

As compensation for the foregoing services, the Investment Manager is paid monthly a fee equal to 0.50% per annum of the average daily net assets of the Fund on the first $500 million of net assets. The annual rate is reduced to 0.45% on net assets from $500 million to $1 billion and to 0.40% on net assets in excess of $1 billion. Pursuant to the terms of the Investment Management Agreement, the Investment Manager will reimburse the Fund to the extent that the gross operating costs and expenses of that Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of .25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid management fees to the current Investment Manager of approximately $______, $170,619 and $208,689, respectively.

The Investment Management Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Distributor. Shares of the Fund are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus of the Fund for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The Distributor, like the Investment Manager, is a wholly-owned subsidiary of Pilgrim America Group, Inc., which is a wholly-owned subsidiary of Pilgrim America Capital Corporation.


                                DISTRIBUTION PLAN

The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. ("NASD") rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor will be made each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.40% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan with respect to the Class A shares. With respect to the Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.


In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.


The Rule 12b-1 Plan has been approved by the Board of Directors, including all the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.


Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement to its shareholders shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.


The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.


Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1998 were $____, including expenses for: advertising - $____; salaries and commissions - $____; printing, postage, and handling - $____; brokers' servicing fees - $____; and miscellaneous and other promotional activities - $____. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1998 were $____, including expenses for: advertising -- $____; salaries and commissions -- $____; printing, postage, and handling -- $____; brokers' servicing fees -- $____; and miscellaneous and other promotional activities -- $____. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the fiscal year ended June 30, 1998 were $____, including expenses for: advertising -- $____; salaries and commissions -- $____; printing, postage, and handling -- $____; brokers' servicing fees -- $____; and miscellaneous and other promotional activities -- $____. Of the total amount incurred by the Distributor during the last year, $____ was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.

The sales commissions allowed by the Distributor to selling dealers on the sale of new Fund shares are not an expense of the Fund and have no effect on the Fund's net asset value. For the fiscal years ended June 30, 1996, 1997 and 1998, total commissions allowed to other dealers under the Fund's underwriting arrangements were approximately $128,009, $107,900 and $_____, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, the current Distributor retained approximately $_____, $1,965, and $56 or approximately ____%, 1.82% and 0.04%, respectively, of the total commissions assessed on shares of the Fund.


Under  the  Glass-Steagall  Act  and  other  applicable  laws,  certain  banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


             SUPPLEMENTAL DESCRIPTION OF INVESTMENTS AND TECHNIQUES


As described in the Fund's Prospectus, the Fund is a diversified, open-end management investment company seeking high current income consistent with liquidity and preservation of capital. There can be no assurance that the Fund's objective will be attained.

U.S. Government Securities

The Fund's investment objective and the investment policies described in the first paragraph of the description of the Fund in the prospectus under "The Funds' Investment Objectives and Policies", "Government Securities Income Fund" are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

The U.S. Government securities which may be purchased by the Fund include (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association, or (c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation.

The Fund may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the U.S. Government or by one of its agencies or instrumentalities, including but not limited to GNMA, FNMA or FHLMC. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgaged loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. GNMA, FNMA and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years. However, due to early unscheduled payments of principal on the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to move in a direction opposite to that of interest rates.

The Fund purchases primarily fixed-rate securities, including but not limited to high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of Pilgrim America Investments, Inc. (the "Investment Manager") of how best to further the Fund's investment objective. The Fund may invest in Government securities of all maturities, short-term, intermediate-term and long-term.

GNMA Certificates or "Ginnie Maes" are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

The Fund will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25-to-30 year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Mortgage Securities are pass-through mortgage-backed securities that are issued by FNMA, a U.S. Government sponsored corporation owned by private stockholders. FNMA mortgage securities are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. In addition, FNMA Mortgage Securities may include any obligations of, or instruments issued by or fully guaranteed as to principal and interest by, FNMA.

FHLMC Mortgage Securities are mortgage-backed securities representing interests in residential mortgage loans pooled by FHLMC, a U.S. Government sponsored corporation. FHLMC mortgage securities are guaranteed as to timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the U.S. Government. In addition, FHLMC Mortgage Securities may include any obligations of, or instruments issued by or fully guaranteed as to principal and interest by, FHLMC.

Portfolio Turnover Rate

The annual rate of the Fund's portfolio turnover during the fiscal years ended June 30, 1997 and 1998 was 172% and %, respectively. The Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. Because a high turnover rate increases transaction costs and may increase taxable gains, the Investment Manager carefully weighs the anticipated benefits of short-term investing against these consequences. An increased portfolio turnover rate is due to a greater volume of shareholder redemptions, short-term interest rate volatility and other special market conditions.

Delayed Delivery Transactions

The Fund may, from time to time, purchase securities on a "delayed delivery" or "when-issued" basis, which means that, while the Fund has ownership rights to the securities, delivery and payment for the securities normally takes place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Fund consisting of cash and/or liquid assets equal to the amount of the above commitments will be maintained at the Fund's Custodian Bank. For the purpose of determining the adequacy of the assets in the account, the deposited assets will be valued at market. If the market value of such assets declines, additional cash or assets will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

Securities purchased on a delayed delivery basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a delayed delivery basis, which it would normally expect to do, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for the securities when delivered.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases. In addition, the Fund may, at any time, sell certain of its portfolio securities on a delayed delivery or when-issued basis. In such cases the Fund will not receive payment for these securities until they are delivered to the purchaser, normally 15 to 45 days later.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Dollar Roll Transactions

In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Pairing-Off Transactions

The Fund engages in a pairing-off transaction when the Fund commits to purchase a security at a future date ("delayed delivery" or "when issued"), and then prior to the predetermined settlement date, the Fund "pairs-off" the purchase with a sale of the same security prior to, or on, the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, cash and/or liquid assets equal to the value of the outstanding purchase commitments will be segregated from general investible funds and marked to the market daily.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Whether a pairing-off transaction produces a gain for the Fund, depends upon the movement of interest rates. If interest rates decrease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a gain. However, if interest rates increase, than the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a loss.

Repurchase Agreements

The Fund may enter into repurchase agreements involving U.S. Government securities. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying U.S. Government securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. Repurchase agreements will be made only with U.S. Government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. The Investment Manager will monitor the value of the collateral to ensure that it meets or exceeds the repurchase price. In all cases, the Investment Manager must find the creditworthiness of the other party to the transaction satisfactory before execution. The Fund will make payment for securities it receives as collateral only upon physical delivery or evidence of book entry transfer to the account of its Custodian Bank. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Borrowing

The Fund may borrow up to 10% of the value of its total assets for temporary or emergency purposes. No additional investment may be made while any such borrowings are in excess of 5% of total assets. For purposes of this investment restriction, the Fund's entry into reverse repurchase agreements and dollar-rolls and delayed delivery transactions, including those relating to pair-offs, shall not constitute borrowings. Such borrowings, together with reverse repurchase agreements, may constitute up to 33% of the Fund's total assets. Under the Investment Company Act of 1940, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

The Fund may not mortgage, pledge or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the Fund's purchasing of securities on a forward commitment or delayed delivery basis, entering into reverse repurchase agreements and engaging in dollar-roll transactions.

Risk Factors

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

Whether a pairing-off transaction produces a gain for the Fund depends upon the movement of interest rates. If interest rates decrease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a gain. However, if interest rates increase, than the money received upon the sale of the security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a loss.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     1. Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements. There is no limit on the amount of the Fund's assets that may be invested in the securities of any one issuer of such obligations.

     2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan or (c) by the loan of its portfolio securities in accordance with the policies described under "Investment Objective and Policies."

     3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). No additional investment may be made while any such borrowing are in excess of 5% of total assets. For purposes of this investment restriction, the entry into reverse repurchase agreements, dollar-rolls and delayed delivery transactions, including those relating to pair-offs, shall not constitute borrowing.

          (b) Mortgage, pledge or hypothecate any of its assets except to the extent necessary to secure permitted borrowing and to the extent related to the deposit of assets in escrow in connection with (i) the purchase of securities on a forward commitment or delayed delivery basis, and (ii) reverse repurchase agreements and dollar-rolls.

          (c) Borrow money, including the entry into reverse repurchase agreements and dollar roll transactions and purchasing securities on a delayed delivery basis, if, as a result of such borrowing, more than 33-1/3 of the total assets of the Fund, taken at market value at the time of such borrowing, is derived from borrowing. For purposes of this limitation, a delay between purchase and settlement of a security that occurs in the ordinary course for the market on which the security is purchased or issued is not considered a purchase of a security on a delayed delivery basis.

     4. Purchase securities on margin, sell securities short or participate on a joint or joint and several basis in any securities trading account. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     5. Underwrite any securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     6. Buy or sell interests in oil, gas or mineral exploration or development programs, or purchase or sell commodities, commodity contracts or real estate. (Does not preclude the purchase of GNMA mortgage-backed certificates.)

     7. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Officers and Directors of the Fund or its Investment Manager own beneficially more than 1/2 of 1%, and such Officers and Directors holding more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

     8. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     9. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will not invest more than 5% of the net assets of the Fund in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction. The Fund will not, so long as its shares are registered in the State of Texas, invest in oil, gas, or other mineral leases or real estate limited partnership interests. The Fund will not make loans to others, unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.


                             PORTFOLIO TRANSACTIONS


In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Fund, which securities are to be purchased and sold by the Fund and which brokers or dealers are to be eligible to execute its portfolio transactions.

In placing portfolio transactions, the Fund will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker or dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those brokers or dealers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees but of indeterminable value. In selecting a broker or dealer, the Investment Manager may also take into consideration the sale of the Fund's shares.

Purchases of portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided such research or other services as mentioned above.

The Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Manager will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

Investment decisions for the Fund are made independently from those of other Pilgrim America Funds. Nevertheless, it is possible, that at times identical securities will be acceptable for more than one of such funds. However, in such event the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seek to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, if any of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Fund's Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services that are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis; and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.


Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value

Class A or Class M shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.




Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other Pilgrim America Funds), the Distributor may pay the selling firm 0.25% of the amount invested.

Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or other open-end Pilgrim America Funds may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.

Letters of Intent and Rights of Accumulation

An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any open-end Pilgrim America Fund which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one Pilgrim America Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow at Pilgrim America Funds will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end Pilgrim America Funds (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the Commission may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.


Certain purchases of Class A shares and most Class B shares may be subject to a CDSC or redemption fee. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million and 4% of the amount invested for Class B shares.

Shareholders will be charged a CDSC or redemption fee if certain of those shares are redeemed within the applicable time periods as stated in the Prospectus.

No CDSC or redemption fee is imposed on any shares subject to a CDSC or redemption fee to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC or redemption fee shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon
(i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.


Conversion of Class B Shares

A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE


As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. The mortgage securities held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Fund. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.


Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.


                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance charge may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts


Investors having earned income are eligible to purchase shares of the Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans which employers may establish on behalf of their employees are also available. Roth IRA plans which enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of model Custodial Account Agreements are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under these model Agreements, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA and Simple IRA are contained in IRS required disclosure statements, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.


Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).


2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.


3. Pilgrim America Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Funds:


         (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.


         (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

         (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.


         (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.


         (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

5.   If the exchange  involves the  establishment  of a new account,  the dollar
     amount  being  exchanged  must  at  least  equal  the  minimum   investment
     requirement of the Pilgrim America Fund being acquired.

6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.


7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim America at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.


8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

The policy of the Fund is to pay monthly dividends from its net investment income. Distributions of any net realized long-term capital gains will be made annually following its fiscal year ending on June 30.

The Fund's shareholders have the privilege of reinvesting both ordinary income dividends and capital gain dividends, if any, in additional full or fractional shares of the same class at the then current net asset value without a sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.


The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. The Fund expects that distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends should be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount/Market Discount

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a-period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. Certain states may exempt from state tax Fund dividends attributable to interest earned on U.S. Treasury securities. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" or "yield" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the Commission:

                                 P(1 + T)n = ERV

where:

     P    =    a  hypothetical  initial  payment of $1,000,
     T    =    the average  annual  total return,
     n    =    the number of years, and
     ERV  =    the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                             a-b      6
                        2 [(----- + 1)  - 1]
                             cd
where:

     a =      dividends and interest earned during the period,
     b =      expenses accrued for the period (net of reimbursements),
     c =      the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d =      the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


The average annual total return of the Class A shares of the Fund for the one, five, and ten year periods ended June 30, 1998 was ___%, ___%, and ___%, respectively. The average annual total return for the Class B shares for the one year period ended June 30, 1998 and for the period from July 17, 1995
(commencement of operations) through June 30, 1998, was ___% and ___%, respectively. The average annual total return for the Class M shares for the one year period ended June 30, 1998 and for the period from July 17, 1995
(commencement of operations) through June 30, 1998, was ___% and ___%, respectively.

Reports and promotional  literature may also contain the following  information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of the Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other Pilgrim America Funds and the dollar amount of the assets under management;
(vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Fund and individual stocks in the Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the portfolio manager of the Fund or other industry specialists; (x) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics;
(xi) NASDAQ symbols for each class of shares of the Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.


In addition, reports and promotional literature may contain information concerning the Investment Manager, Pilgrim America, Pilgrim America Group, Inc. or affiliates of the Fund, the Investment Manager, Pilgrim America or Pilgrim America Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim America Funds by Pilgrim America, (iv) the past performance of Pilgrim America and Pilgrim America Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

                               GENERAL INFORMATION


Capitalization and Voting Rights. The Fund's authorized capital stock consists of 5,000,000,000 shares. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. Generally, there will not be annual meetings of shareholders.

The Board of Directors may classify or reclassify any unissued shares by setting or changing in any one or more respects from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

Custodian. The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

Independent Auditors. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California, 90017, acts as independent auditors for the Fund.

Legal Counsel. Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.


                              FINANCIAL STATEMENTS


The Financial Statements for the year ended June 30, 1998 are incorporated herein by reference from the Fund's Annual Report to Shareholders. Copies of the Fund's Annual Report may be obtained without charge by contacting the Fund at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, (800) 992-0180.

                                     PART C
                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

         (a)      Financial Statements

                  Contained in Part A:

                  Financial Highlights

                  Contained in Part B:

                  Financial Statements are incorporated by reference from the Registrant's Annual Report to Shareholders for the fiscal year ended June 30, 1998 (audited).

         (b)      Exhibits

                  (1)      (A)      Articles of Incorporation(1)

                           (B) Certificate of Amendment to Articles of Incorporation(1)

                           (C)      Certificate of Determination(1)

                  (2)      Bylaws(1)

                  (3)      Not Applicable

                  (4)      Not Applicable

                  (5)      Form of Investment Management Agreement(1)

                  (6)      (A)      Form of Underwriting Agreement(1)

                           (B)      Form of Selling Group Agreement(1)

                  (7)      Not Applicable

                  (8)      (A)      Form of Custody Agreement(1)

                           (B)      Form of Recordkeeping Agreement(1)

                  (9)      Form of Shareholder Servicing Agreement(1)

                  (10)     Opinion and Consent of Counsel

                  (11)     Consent of Independent Auditors*

                  (12)     Not Applicable

                  (13)     Form of Investment Letter(2)

                  (14)     Not Applicable

                  (15)     (A)     Form of Service and Distribution Plan for
                                   Class A Shares(1)

                           (B) Form of Service and Distribution Plan for Class B Shares(1)

                           (C) Form of Service and Distribution Plan for Class M Shares(1)

                  (16)     Not Applicable

                  (17)     Not Applicable

                  (18) Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3(1)

                  (27)     Financial Data Schedules

               _______________________

               *    To be filed by amendment.

               (1) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A as filed on October 30, 1997.

               (2) Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A


ITEM 25. Persons Controlled by or under Common Control with Registrant

         None.

ITEM 26. Number of Holders of Securities

                                                     Number of Record Holders
Title of Class                                       as of July 31, 1998

Common Stock (No Par Value)
         Class A                                            1,766
         Class B                                              251
         Class M                                               38



ITEM 27. Indemnification

         Reference is made to Article VI of the  Registrant's  By-Laws  filed as
Exhibit 2.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of the Investment Advisers

         Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 29. Principal Underwriters

         (a) Pilgrim America Securities, Inc. is the principal underwriter for the Registrant.

         (b) Information as to the directors and officers of Pilgrim America Securities, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

         (c)      Not applicable.

ITEM 30. Location of Accounts and Records

         The  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant or its Shareholder Servicing Agent. (See Parts A and B).

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 26th day of August, 1998.

                                        PILGRIM GOVERNMENT SECURITIES
                                        INCOME FUND, INC.


                                        By:       /s/ Robert W. Stallings
                                                  Robert W. Stallings
                                                  Chairman

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                           Title                 Date



/s/ Robert W. Stallings      Director and President             August 26, 1998
Robert W. Stallings          (Principal Executive Officer)



                             Director                           August 26, 1998
Mary A. Baldwin *



                             Director                           August 26, 1998
John P. Burke *



                             Director                           August 26, 1998
Al Burton *




                             Director                           August 26, 1998
Bruce S. Foerster *



                             Director                           August 26, 1998
Jock Patton *




                             Senior Vice President and          August 26, 1998
Michael J. Roland *          Principal Financial Officer



*    By:  /s/ Robert W. Stallings
          Robert W. Stallings
          Attorney-in-Fact**

** Powers of Attorney for the Directors are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A as filed on October 30, 1997. The Power of Attorney for Michael J. Roland is included herein.


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the duly elected Principal Financial Officer of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 26, 1998

                                                     /s/ Michael J. Roland
                                                     Michael J. Roland

                                  EXHIBIT LIST

Exhibit Number           Name of Exhibit

(10)                     Opinion and Consent of Dechert Price & Rhoads

(27)                     Financial Data Schedules